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                     MIL/AERO WAFER AND SERVICES AGREEMENT

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

      THIS MIL/AERO WAFER AND SERVICES AGREEMENT ("Agreement") is dated and made effective this 11th day of March, 1997 (the "Effective Date") by and between NATIONAL SEMICONDUCTOR CORPORATION, a Delaware corporation, having its principal place of business at 2900 Semiconductor Drive, Santa Clara, California 95052-8090 ("National") and [FAIRCHILD SEMICONDUCTOR CORPORATION], a Delaware corporation, having its principal place of business at 333 Western Avenue, South Portland, Maine 04106 ("Fairchild"). National and/or Fairchild may be referred to herein as a "Party" or the "Parties" as the case may require.

                             W I T N E S S E T H:

      WHEREAS, the Parties have entered into a certain Asset Purchase Agreement (hereinafter referred to as the "Purchase Agreement") under which Fairchild is acquiring certain of the assets of National's Logic, Memory and Discrete Power and Signal Technologies Business Units as historically conducted and accounted for (including Flash Memory, but excluding Public Networks, Programmable Products and Mil/Aero Logic Products) (the "Business"); and

      WHEREAS, pursuant to the transactions contemplated in the Purchase Agreement, Fairchild is acquiring National's manufacturing facilities in South Portland, Maine (excluding the eight-inch fab and related facilities); West Jordan, Utah; Penang, Malaysia; and Cebu, the Philippines; and

      WHEREAS, after the closing of the transactions contemplated by the Purchase Agreement Fairchild will own and operate the Facilities; and

      WHEREAS, National, using proprietary processes, has been manufacturing silicon wafers containing certain integrated circuits intended for use in Mil/Aero products at the Facilities and performing associated services; and

      WHEREAS, National is conveying to Fairchild certain intellectual property rights pursuant to the Technology Licensing and Transfer Agreement between National and Fairchild, of even date herewith; and

      WHEREAS, National and Fairchild desire to enter into an agreement under which Fairchild will continue to provide certain manufacturing services and Fairchild Products to National following the closing of the transactions contemplated by the Purchase Agreement; and

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      WHEREAS, National and Fairchild recognize that the prices National shall pay to Fairchild for Products manufactured pursuant to this Agreement are determined based on the collateral transactions and ongoing relationship between the Parties as expressed in the Purchase Agreement, Revenue Side Letter of even date herewith (the "Revenue Side Letter") and other Operating Agreements (as defined in Paragraph 9.1); and

      WHEREAS, the execution and delivery of this Agreement is a condition precedent to the closing of the transactions contemplated by the Purchase Agreement.

      NOW, THEREFORE, in furtherance of the foregoing premises and in consideration of the mutual covenants and obligations hereinafter set forth, the Parties hereto, intending to be legally bound hereby, do agree as follows:

1.0     DEFINITIONS

        1.1 "Acceptance Criteria" shall mean the electrical parameter testing, process control monitor ("PCM") and other inspections for each Product and/or Process as set forth in Exhibit F hereto, all of which are to be performed by Fairchild prior to shipment of Wafers hereunder.

        1.2 "Best Efforts" shall require that the obligated Party make a diligent, reasonable and good faith effort to accomplish the applicable objective. Such obligation, however, does not require any material expenditure of funds or the incurrence of any material liability on the part of the obligated Party, which expenditure or liability is unreasonable in light of the related objective, nor does it require that the obligated Party act in a manner which would otherwise be contrary to prudent business judgment or normal commercial practices in order to accomplish the objective. The fact that the objective is not actually accomplished is no indication that the obligated Party did not in fact utilize its Best Efforts in attempting to accomplish the objective.

        1.3 "Confidential Information" shall have the meaning set forth in Paragraph 19.1 below.

        1.4    "Effective Date" shall mean the date first set forth above.


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        1.5    "Equivalent Wafers" for Wafers manufactured at the South
               Portland, Maine six-inch fab shall mean the actual number of Wafers in a given Process multiplied by the process complexity factor for that Process, as set forth in Exhibit A hereto; and for Wafers manufactured in a four or five-inch fab, Equivalent Wafers shall mean the number of six inch equivalent Wafers.

        1.6 "Facilities" shall mean the existing wafer fabrication facilities located at South Portland, Maine (excluding the eight inch fabrication facility of which National is retaining ownership) and West Jordan, Utah transferred to Fairchild from National pursuant to the Purchase Agreement.

        1.7 "Fairchild" shall mean Fairchild Semiconductor Corporation and its Subsidiaries.

        1.8 "Fairchild Assured Capacity" shall mean the capacity that Fairchild agrees to supply National pursuant to Section 7 below.

        1.9 "Masks" shall mean the masks and reticle sets, including the mask holders and ASM pods, for the Products and Wafers used to manufacture Products hereunder.

        1.10 "Mil/Aero Business" shall mean the development, manufacture, marketing and sale of integrated circuits that: (i) conform to government drawings and qualifications, including but not limited to JAN, SMD, QML, RHA, 883; or (ii) standard products in military temperature grade (-55(Degree)C to 125(Degree)C) designated as 5400 series or ceramic packaged DM series.

        1.11 "National" shall mean National Semiconductor Corporation and its Subsidiaries.

        1.12 "Processes" shall mean those wafer manufacturing processes and associated unit processes to be used in the fabrication of Wafers hereunder which are set forth in Exhibit A hereto, as such processes shall be modified from time to time as agreed in writing by the Parties.

        1.13 "Products" shall mean National's Mil/Aero integrated circuit products which will be manufactured by


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               Fairchild in wafer form for National hereunder and which are identified by National's part numbers listed in Exhibit B hereto, which exhibit may be amended from time to time as the parties may agree.

        1.14 "Quality and Reliability Criteria" shall mean National's manufacturing process quality and reliability specifications, as set forth in the revision of National Specification CP0008 which is in effect as of the Effective Date, and which are to be followed by Fairchild in manufacturing Wafers hereunder.

        1.15 "Specifications" shall mean the technical specifications (such as Mask ID, Process Flow and Sort Test) as listed in Exhibit B for each of the Products as provided in this Agreement.

        1.16 "Subsidiary" shall mean any corporation, partnership, joint venture or similar entity more than fifty percent (50%) owned or controlled by a Party hereto, provided that any such entity shall no longer be deemed a Subsidiary after such ownership or control ceases to exist.

        1.17 "Technology Licensing and Transfer Agreement" shall mean the agreement of even date herewith between the Parties, under which National is licensing and transferring certain intellectual property rights to Fairchild.

        1.18 "Wafers" shall mean four-inch (4"), five-inch (5") and/or six-inch (6") silicon wafers for any of the Products to be manufactured by Fairchild hereunder.

        1.19 "Wafer Module" shall mean the Fairchild four-inch (4"), five-inch (5"), and six-inch (6") wafer fabrication units in South Portland, Maine and the six-inch (6") wafer fabrication unit in West Jordan, Utah.

2.0     INTELLECTUAL PROPERTY; EXCLUSIVITY

        2.1 Except as may be set forth in Section 10 hereof, the provisions of the Technology Licensing and Transfer Agreement will govern all issues related to the respective intellectual property rights of the Parties hereunder, to include but not be limited to, use rights, ownership rights and indemnification


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               obligations.

        2.2 All manufacturing of Wafers shall take place at the Facilities. Fairchild shall not manufacture Wafers or transfer any National owned intellectual property or other National technical information outside of the Facility or to any other site, other than as may be permitted under the Technology Licensing and Transfer Agreement.

        2.3 For seven (7) years from the Effective Date or for the term of this Agreement including any subsequent ramp-down period provided under Paragraph 17.1 and Last-Time-Buy periods provided under Paragraph 6.1, whichever is longer, Fairchild will not enter the Mil/Aero Business.

        2.4 National will have exclusive rights to value-added die and wafer sales, as listed in Exhibit B hereto, for one (1) year from the Effective Date with the exception of (i) wafer sales made to Fairchild alternate sourcing partners; and (ii) any other die and wafer sales assigned to Fairchild as of the Effective Date.

        2.5 Fairchild will supply National with Wafers for use in Mil/Aero integrated circuits and Mil/Aero value-added die and wafer sales, and associated services hereunder, on an exclusive basis for the term of this Agreement, including any subsequent ramp-down period provided under Paragraph 17.1 and Last-Time-Buy periods provided under Paragraph 6.1. Fairchild will not knowingly supply Wafers for use in Mil/Aero integrated circuits or value-added die or wafer sales (except as part of a Fairchild alternate sourcing agreement) to any other external customer for five (5) years from the Effective Date or for the term of this Agreement including any subsequent ramp-down period provided under Paragraph 17.1 and Last-Time-Buy periods provided under Paragraph 6.1, whichever is longer.

        2.6 For the term of this Agreement, including any subsequent ramp-down period provided in Paragraph 17.1 and Last-Time-Buy periods provided under Paragraph 6.1, whichever is longer, National shall not knowingly supply Fairchild die or Fairchild Wafers to any customer that competes with Fairchild by packaging die or Wafers for resale to the merchant market or to individual customers as direct replacements for


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               Fairchild standard products.

3.0     PROCESSES

        3.1 Exhibit A lists the Processes which Fairchild shall use in manufacturing Wafers hereunder for National. Exhibit A may be amended from time to time by mutual agreement in writing of the Parties, as new processes are developed and older Processes become obsolete.

        3.2 After qualification is successfully completed for any Product to be manufactured under this Agreement, if Fairchild desires to make material Process changes affecting form, fit or function, Fairchild will notify National of the intended change in accordance with Fairchild's process change procedures then in effect. If the proposed changes are unacceptable to National, National and Fairchild shall work together in efforts to resolve the problem and qualify the changed Process for making Wafers. If the Parties are unable to resolve the problem, Fairchild shall have the right to make such Process changes upon the provision of twelve (12) fiscal periods prior written notice to National. Subsequent to Fairchild's notice of Process change, Fairchild will make provisions with National for Last Time Buys, and commit to ship all Wafers requested in such last Time Buys as the Parties may negotiate.

        3.3 Should Fairchild elect to discontinue a Process, it must give National written notice of no less than twelve (12) fiscal periods prior to the date it intends to discontinue any Process or its future amended form. Subsequent to Fairchild's notice of Process discontinuance, Fairchild will make provisions with National for Last Time Buys, and commit to ship all Wafers requested in such Last Time Buys as the Parties may negotiate.

4.0     SET UP AND QUALIFICATION OF NEW PRODUCTS

        4.1 With Fairchild's written approval, which approval shall not be unreasonably withheld, National will be allowed to develop, at its own expense, Mil/Aero versions of Fairchild products, including derivatives of and improvements to existing products.

        4.2    For each new Product that National proposes to have


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               Fairchild manufacture, National will provide to Fairchild in advance the Specifications and design layout of the Product for review and comment by Fairchild. The Parties will also agree on the Acceptance Criteria, including electrical test parameters, and Quality and Reliability Criteria for the prototype Wafers to be manufactured for the new Product during the qualification process.

        4.3 An initial data base for Mask generation or pattern generation, or acceptable production Masks will be provided by National to Fairchild, per Fairchild specifications, at National's expense, for each new Product to be fabricated for National, if required. In the alternative, National may provide Fairchild with prime die design data and Fairchild will provide the frame and fracture services and procure the Mask set at National's expense. After receipt of the initial data base, or pattern generation tape, or master or sub-master Mask set, additional and/or replacement Mask sets shall be the responsibility and expense of Fairchild. All such data bases, pattern generation tapes and Mask sets shall be the property of National, regardless of whether they were initially supplied by National or replaced by Fairchild, for Mask works developed by National.

        4.4 As soon as practical following agreement on the items in Paragraph 4.2 above, and following receipt of a written purchase order from National, Fairchild will begin manufacture of twelve
               (12) prototype Wafers for such Product as is specified in the purchase order. Fairchild will perform the electrical testing specified in the initial Acceptance Criteria and supply the test data to National with the prototype Wafers. Fairchild's obligation shall be limited to providing Wafers that meet the applicable PCM specifications and the associated test data. National will promptly inspect the prototype Wafers and notify Fairchild in writing of the results. If the prototype Wafers do not meet the Acceptance Criteria and Quality and Reliability Criteria, the Parties will cooperate in good faith to determine the reason for such failure.

        4.5 In connection with the completion of the qualification process for any new Product, National will deliver to Fairchild final Specifications for the Product incorporating any changes agreed in writing by the Parties during the qualification process. The


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               Parties will also negotiate for each Product the final Acceptance
               Criteria and Quality and Reliability Criteria to be used for the commercial production lots of Wafers.

        4.6 Unless otherwise agreed in writing production quantities of Wafers of a new Product will not be manufactured prior to completion of the qualification process under this Section 4. In the event that National desires for Fairchild to manufacture production quantities, the Parties will agree in writing on the terms before Fairchild accepts the purchase order.

5.0     MODIFICATION OF EXISTING PRODUCTS

        5.1 If either National or Fairchild desires to make any changes to the Masks, final Specifications, Acceptance Criteria or Quality and Reliability Criteria for an existing Product (including changes to a Fairchild product that is the basis for a National Product), that Party shall notify the other Party in writing and negotiate the changes in good faith, including any changes in prices required by such modifications. A modification to any of the foregoing will be binding only when a writing to which such modification is attached has been signed by both Parties as provided in this Agreement. The Parties will separately negotiate the price and terms of any prototype Wafers required in connection with such change. If any changes proposed by Fairchild are not acceptable to National, Fairchild will continue to manufacture the unchanged product for twelve (12) fiscal periods. During that time Fairchild will make provisions with National for Last Time Buys, and commit to ship all Wafers requested in such Last Time Buys as the Parties may negotiate.

6.0     PRODUCT OBSOLESCENCE

        6.1 Fairchild may at its discretion declare a Fairchild product obsolete. If the product forms the basis for a National Product then Fairchild may declare the device obsolete if it has not been run in production for eighteen (18) fiscal periods. Fairchild shall provide National with twelve (12) months prior written notice, make provisions with National for a Last Time Buy and commit to ship all Wafers requested


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               in such Last Time Buys as the Parties may negotiate. If a product has not been run in production for six (6) fiscal periods by either Fairchild or National then Fairchild will notify National in writing and the following surcharge will apply to the price of any such product:

               four (4) inch wafers, 25% of the latest negotiated price

               five (5) inch wafers, 25% of the latest negotiated price

               six (6) inch wafers, 10% of the latest negotiated price

               After the Last Time Buy has expired, Fairchild may sell the Mask set and associated tooling to an established after-market supplier such as Rochester Electronics. Should Fairchild elect not to sell the Mask set and tooling to a third party then National will have the option of purchasing the Mask set etc., in which case National will retain only the military rights to the product.

7.0     CAPACITY; VOLUME COMMITMENTS; PRODUCTION PLANNING

        7.1 Production under this Agreement will use the procedures, terms, and conditions described in Section 5 of the Fairchild Foundry Services Agreement between the Parties of even date herewith.

        7.2 All production under this Agreement will be included as part of the total National Capacity Request and Fairchild Assured Capacity as defined in Section 5 of said Fairchild Foundry Services Agreement.

8.0     PURCHASE ORDERS

        8.1 All purchases and sales between Fairchild and National shall be initiated by National's issuance of written purchase orders sent by either first class mail or facsimile. By written agreement of the Parties, purchase orders may also be sent and acknowledged by electronic data exchange or other mutually satisfactory system. Such "blanket" purchase orders shall be issued once per fiscal quarter for Wafers to be delivered three (3) fiscal periods


                                      -9-
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               in the future. They shall state the Wafer quantities (specifying whether equivalents or actual) by Wafer Module, and shipping and invoicing instructions. Fairchild shall accept purchase orders through a written or electronic acknowledgment. Within a reasonable time after receipt of National's detailed device level Wafer starts request for the next fiscal period, Fairchild shall provide National with a Product delivery schedule either on a weekly basis as the Wafers are started or for the Wafer starts for the entire fiscal period, as the Parties may agree in writing. The purchase orders may utilize the first three (3) fiscal periods forecast in the eight period rolling forecast supplied pursuant to Section 7, as the embodiment of the purchase order for specifying the Wafer quantity by Wafer Module and Process, and whether sorted or unsorted.

        8.2 In the event of any conflict between the terms and conditions of this Agreement and either Party's purchase order, acknowledgment, or similar forms, priority shall be determined as follows:

               (a) typewritten or handwritten terms on the face of a written purchase order, acknowledgment or similar document or in the main body of an electronic equivalent which have been specifically accepted in writing by the other Party's Program Manager;

               (b)   the terms of this Agreement;

               (c) preprinted terms incorporated in the purchase order, acknowledgment or similar document.

        8.3 Consistent with standard practices of issuing specific device level details of part numbers to be fabricated on a weekly or periodic basis, National may unilaterally change the part number to be manufactured, provided that Fairchild agrees that the change does not negatively impact Fairchild's loadings and provided further that there is no change in the Process flow to be used. A change that will negatively impact loading or alter the Process flow may only be directed upon Fairchild's written agreement, which shall utilize its Best Efforts to comply with such requested change. The specific part number detail shall be submitted by first class mail or facsimile. By written agreement of the Parties specific part number detail may also be sent by


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               electronic data exchange, or other mutually satisfactory system.

        8.4 National shall request delivery dates which are consistent with Fairchild's reasonable lead times for each Product as indicated at the time National's purchase order is placed. Notwithstanding the foregoing, Fairchild shall utilize its Best Efforts to accommodate requests by National for quick turnarounds or "hot lots", which includes prototype lots. Hot lot cycle times and the premiums to be paid therefor are listed in Exhibit K. Level S hot lots will be negotiated on a case-by-case basis.

        8.5 Fairchild may manufacture lots of any size which satisfy the requirements of effective manufacturing. However, National must place orders for full flow and prototype Products in increments of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Wafers for lots that are run exclusively for National with National Masks, or, when possible, as agreed by Fairchild, in [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] increments if scheduled as a portion of a Fairchild product lot started for Fairchild's use. For personalized ASIC Wafers drawn from mid-flow inventories, the smallest quantity that shall be ordered by National is [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], except for Wafers manufactured in the five-inch (5") fab, in which case the smallest quantity that can be ordered is [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

9.0     PRICES AND PAYMENT

        9.1 The Parties hereby acknowledge that, as part of the collateral transactions contemplated under the Purchase Agreement and ongoing relationship between the Parties, they have entered into the Revenue Side Letter under which National has agreed to provide a minimum revenue of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after the Effective Date. National shall discharge its obligations under the Revenue Side Letter by purchasing goods and services under this Agreement, a corresponding Fairchild Assembly


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               Services Agreement, and a corresponding Fairchild Foundry
               Services Agreement of even date herewith (collectively the "Operating Agreements"). Set forth herein at Exhibit N is the forecast volume of Wafers, by Wafer Module and Process, that National will purchase from Fairchild during the aforementioned thirty-nine fiscal periods under this agreement (the "Forecast Volumes"). The Forecast Volumes are for pricing purposes under this Section 9 only and may vary in magnitude and mix in practice, whereupon the prices applicable to the revised magnitude and mix may also vary.

        9.2 Set forth in Exhibit G hereto are the prices which National shall pay to Fairchild for Level "S" Wafers manufactured hereunder during the term of this Agreement.

        9.3 The prices and pricing methodology to be followed for non-Level "S" Wafers and for miscellaneous support services will be as set forth in the aforementioned Fairchild Foundry Services Agreement.

        9.4 Prices are quoted and shall be paid in U.S. Dollars. Such prices are on an FOB ship point basis. Payment terms are net thirty (30) from date of invoice. Miscellaneous services may be invoiced separately.

        9.5 National shall pay, in addition to the prices quoted or invoiced, the amount of any freight, insurance, special handling and duties. National shall also pay all sales, use, excise or other similar tax applicable to the sale of goods covered by this Agreement, or National shall supply Fairchild with an appropriate tax exemption certificate.

10.0    OTHER MANUFACTURING SERVICES

        10.1 Fairchild shall continue to provide such services to National at the same level of support that was in effect as of the Effective Date. This specifically includes S-level processing including SEM step coverage, as outlined in SP34061 and Wafer Lot Acceptance as outlined in SP3402.

        10.2 At National's request, Fairchild will perform Wafer sort and test services based on sort and test programs prepared, owned and otherwise proprietary to National. Towards that end, National shall supply

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               Fairchild with National-owned specific probe cards, load boards and test software in order that Fairchild may provide such services. Wafer sort shall be priced by hours of active sorting, with specific prices as set forth in Exhibit G, and specific sort times as set forth in Exhibit B.

        10.3 Fairchild will supply Mil/Aero Wafers in compliance to commercial critical electrical test parametrics (PCM data) according to Product Specifications. Existing sort minimum yield assurance specifications as defined in Section 13 will be guaranteed to National. In the event that National changes any test program forcing function or limit specification of a Mil/Aero sort program existing on the Effective date, Fairchild will only guarantee Wafer acceptance to the PCM data.

        10.4   National will continue to have rights to the MCT Program Writer
               (PW) software. National will be provided copies of all associated VAX libraries as well as all support programs (MRL) relating to MCT and PCMCT testers. Fairchild will provide whatever assistance is necessary in loading and bringing the source code on-line on National's systems. This project will be completed by May 31, 1997, after which date National will no longer have access to the Fairchild PW VAX system. Services provided by Fairchild after May 31, 1997 will be billed at $100 per hour.

        10.5 National will continue to have rights to the WGT hardware design, software, and associated documentation. National will assemble a WGT tester and Fairchild will provide whatever assistance is necessary to bring the system on-line. National will use Best Efforts to have this project completed by May 31, 1997. If, due to circumstances beyond National's control, the system cannot be assembled and brought on-line prior to May 31, 1997, Fairchild will provide support free of charge for a reasonable period of time. Otherwise support required beyond May 31, 1997 will be charged at $100 per hour.

        10.6 National shall have non-exclusive rights to the VHDL model of the modified PSC110 as supplied to Hughes Corporation. National shall continue to own the Quicksim and Quickpath licenses.

        10.7   National will be supplied with an SGML database for

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               the existing Mil/Aero data sheets for Fairchild products only.

        10.8 National will transfer the electrical test equipment known as the IMCS 4600 Latch-up Tester to Fairchild. In consideration thereof, Fairchild will support the Latch-up data test requirements of National for the term of this Agreement, and any extension or ramp-down period, for a fee of $100.00 per hour.

        10.9 In support of the Processes, Fairchild will make available design support information including the following items:

               (a)   Layout design rules.
               (b) Industry standard models for active devices (BSIM3v3 for CMOS devices and Gummel-Poon with parasitics for bipolar devices) representing nominal conditions and performance corners.
               (c) Industry standard models, as stated in the National NTPRS document in effect as of the Effective Date, for parasitic elements, such as interconnect resistances and capacitances, sheet resistivities of all conducting layers, parasitic capacitances for diffused areas, and so forth, including additional elements or devices intended for mixed-signal applications.
               (d) Process cross sections, if not already available at National.
               (e) Sufficient sizing and PCM information to assure the integrity of masks ordered in support of products to be manufactured.
               (f) Yield models plus applicable current and forecast parameters such as Ys and Do for those models.

               This information should be in the form of at least one controlled paper copy or electronic access to a controlled copy. National, at its discretion, may request a controlled electronic copy of the required information in lieu of the paper copy. Fairchild will provide the foregoing services at no charge to National, limited to those engineering services performed as of the Effective Date.

11.0    DELIVERY; RESCHEDULING AND CANCELLATION

        11.1 Fairchild shall make reasonable and diligent efforts to deliver Wafers on the delivery dates specified in

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               the Product delivery schedule provided by Fairchild pursuant to
               Paragraph 8.1. Any shipment made within fifteen (15) days before or after the shipment date(s) specified in said Product delivery schedule shall constitute timely shipment. Partial shipments will be allowed and may be invoiced separately. A delivery will be considered conforming if it contains a quantity equal to plus five percent (5%) or minus twenty percent (20%) of the quantity ordered.

        11.2 Except in the case of Level "S" wafers, which are non-cancellable, if Fairchild has not made shipment of Products within fifteen (15) days after the shipment date specified in the Product delivery schedule provided by Fairchild pursuant to Paragraph 8.1, National shall have the right, subject to Paragraph 20.2, to cancel that portion of its purchase order pertaining to such Products, but only in the event that National's customer for those Products has cancelled its order with National for such Products. Notwithstanding the foregoing, if Fairchild has not made shipment of Products within thirty (30) days after the shipment date specified in the Product delivery schedule, National shall have the right, subject to Paragraph 20.2, in its sole discretion, to cancel that portion of its purchase order pertaining to such Products, regardless of whether National's customer has cancelled its order with National or not. In either event, any obligation of National under its Capacity Request and/or any commitment to Fairchild under the Revenue Side Letter associated with such cancelled purchase order shall be discharged in full and National shall have no liability whatsoever to Fairchild therefore.

        11.3 All Wafers delivered pursuant to the terms of this Agreement shall be suitably packed for shipment in Fairchild's standard containers, marked for shipment to National's address set forth in the applicable purchase order and delivered to a carrier or forwarding agent chosen by National. Should National fail to designate a carrier, forwarding agent or type of conveyance, Fairchild shall make such designation in conformance with its standard shipping practices. Shipment will be F.O.B. shipping point, at which time risk of loss and title shall pass to National. Shipments will be subject to incoming inspection as set forth in Paragraph 12.2 below.

        11.4   To facilitate the inspection of Product deliveries to

               National, lot integrity shall be maintained on all such deliveries, unless specifically waived by mutual agreement of the Parties.

        11.5 Subject to the provisions of Section 8 hereof, National may cancel any purchase order upon at least one (1) week's notice prior to the commencement of manufacturing without charge, provided that National reimburses Fairchild for the cost of any unique raw materials purchased for such order.

        11.6 National may request that Fairchild stop production of Wafers in process for National's convenience and Fairchild shall consider stopping depending on the point of process. In such event, National shall pay for all Wafers at the agreed price, subject to a negotiated adjustment based upon the degree of completion of the Wafers and whether or not Fairchild is able to utilize the unfilled capacity. Fairchild will, if reasonably practicable, restart production of stopped Wafers one time within a reasonable time after receipt of a written request from National, subject to National's payment of any additional expenses incurred. Sections 12, 13, and 14 of this Agreement shall not apply to Wafers stopped under this Paragraph 11.6 for more than thirty (30) days, nor shall Fairchild make any commitments of yield with respect to such Wafers.

        11.7 In the event that National elects to maintain an inventory of partially finished Wafers, ownership of the partially finished Wafers will pass to National when they reach the holding point defined by the relevant Process flow. Fairchild will invoice National for such Wafers, but they will be stored under clean-room conditions and remain in the Wafer processing WIP management system. Fairchild will inform National of the number and types of these Wafers remaining in inventory at the end of each fiscal period. Further, the electronic records and physical inventory shall be available for inspection by National at any time. Fairchild shall credit National with the amount previously invoiced for any such Wafers at such time as they are restarted in the Process flow.

        11.8 As of 12:01 A.M. on the Effective Date, National will own all Wafers located at the Facility which Fairchild has commenced processing but which have not yet been completed in accordance with the pertinent

               Process flow. Unless expressly directed in writing by National otherwise, Fairchild shall continue to process each Wafer to a normal state of completion in the applicable Wafer Module. National shall pay Fairchild for the accumulated additional processing costs, plus a twenty-five percent (25%) mark up, for the additional processing taking place on and after the Effective Date. The provisions of Sections 12, 13, and 14 hereof shall specifically apply to all such Wafers.

12.0    QUALITY CONTROL AND INSPECTION; AND RELIABILITY

        12.1 Fairchild will manufacture Wafers in accordance with the Quality and Reliability Criteria for the applicable Product. Prior to shipment, Fairchild will perform the electrical parameter testing and other inspections specified to be performed by it in the applicable Acceptance Criteria on each Wafer lot manufactured. Fairchild will only ship those Wafer lots that successfully pass the applicable Acceptance Criteria. Fairchild will electronically provide National with the electrical test data specified in the applicable Acceptance Criteria. Wafers will be laser scribed with lot and wafer number for statistical monitoring and lot number traceability.

        12.2 National shall promptly provide for inspection and testing of each shipment of Wafers upon receipt in accordance with the Acceptance Criteria and shall notify Fairchild in writing of acceptance of the Wafers. If National has not given written notice to Fairchild of rejection of all or part of a shipment within thirty (30) days of receipt, National will be deemed to have accepted such Wafers. In the event any lot or Wafer is found to fail the Acceptance Criteria prior to final acceptance, National shall promptly return it to Fairchild, together with all test data and other information reasonably required by Fairchild. Upon confirmation by Fairchild that such Wafers fail the Acceptance Criteria, Fairchild shall replace such lot or Wafer on a timely basis.

        12.3 National shall promptly provide for yield probe tests to be conducted on the Wafers and communicate the results of the tests to Fairchild within thirty (30) days of receipt of Wafers from Fairchild. The right to return any Wafers for low yield shall be governed by Section 11 below.

        12.4 MPS-3-000 (Material Procurement Specification) - General Provisions and Quality Requirements for External (Non-National) Wafer Fab Facilities and MPS-3-001 (Material Procurement Specification) - Technical Requirements for CMOS Processing are the National policies for the purchase of integrated circuits from independent suppliers. These policies as in effect at the Effective Date shall provide criteria for the initial and continuing qualification of the Facility and evaluation of Wafers manufactured by Fairchild hereunder. To the extent that those policies are not inconsistent with the provisions of this Agreement, National shall not be required to accept delivery of any Wafers hereunder if Fairchild fails to comply with said policies or such other similar policies as may be mutually agreed to by the Parties.

        12.5 Fairchild hereby warrants that the Facility currently is, and will remain throughout the term of this Agreement, ISO9000 certified.

13.0  MINIMUM YIELD ASSURANCES

        13.1 Fairchild will guarantee a minimum yield assurance ("MYA") on a per Product basis for those Wafers fabricated and probed by Fairchild. MYAs shall function as a reliability screen hereunder for maverick Wafers, via standard sort test results and yield. For Wafers not sorted by Fairchild, the MYA limits will apply only to Wafers whose substandard yield is caused by materials or Fairchild workmanship.

        13.2 For a new Product, the baseline yield and MYA will be established after a minimum of twenty (20) Wafer lot runs have been tested to production released test programs. A new baseline yield and MYA will be calculated whenever National makes any modifications to said test programs.

        13.3 Each fiscal quarter, each Product's baseline yield will be calculated using the previous fiscal quarter's results, or the previous twenty (20) Wafer lot runs if less than twenty (20) Wafer lot runs were processed in said previous quarter. The mean and standard deviation (sigma) yield for a Product will be calculated using individual Wafer data. Zero yielding Wafers will be excluded from such calculations. The results of such calculations will be used in defining the MYA for that Product for the quarter in which the calculations are made, but only if the mean yield changes by more than +/-2%.

        13.4 MYA will be determined as follows. Wafers which yield less than sixty percent (60%) of the baseline yield for the commercial version of the Product will be considered discrepant and may be returned for full credit at National's discretion. In no event shall Fairchild accept returns of Wafers on non-released products. For Level "S" Fact 2.0 Wafers the MYA will be fifty percent (50%) of the baseline yield for the commercial version of the Product. For Mil/Aero products that yield significantly less than their respective commercial versions, the MYA will be negotiated on a case by case basis.

        13.5 National shall provide yield analysis information on Wafers returned to Fairchild under this Section 13, in order to assist Fairchild in continuous Process improvement.

        13.6 In the event of an extended period of substandard yields on a Product, Fairchild will utilize its Best Efforts to correct any Process related causes and the Parties will negotiate in good faith to make up for the yield loss experienced by National and its customers.

 14.0   WARRANTY

        14.1 Fairchild warrants that the Products delivered hereunder shall meet the Quality and Reliability Criteria and shall be free from defects in material and Fairchild's workmanship under normal use for a period of one (1) year from the date of delivery. If, during the one year period:

              (i) Fairchild is notified in writing promptly upon discovery with a detailed description of any such defect in any Product (at which time Fairchild shall issue a return material authorization number to National), and;
             (ii) National returns such Product to the applicable Facility at National's expense for inspection; and
            (iii) Fairchild's examination of such Product reveals that the Product is indeed defective and does not meet the applicable Quality and Reliability Criteria or is defective in materials or Fairchild's workmanship and such problems are not caused by accident, abuse, misuse, neglect, improper storage, handling, packaging or installation, repair, alteration or improper testing or use by someone other than Fairchild then, within a reasonable time, Fairchild, at its sole option, shall either replace or credit National for such defective Product. Fairchild shall return any Products replaced under this warranty to National transportation prepaid, and shall reimburse National for the transportation charges paid by National in returning such defective Products to Fairchild.

        14.2 THE FOREGOING WARRANTY CONSTITUTES FAIRCHILD'S EXCLUSIVE LIABILITY, AND NATIONAL'S EXCLUSIVE REMEDY, FOR ANY BREACH OF WARRANTY. EXCEPT AS SET FORTH HEREIN, FAIRCHILD MAKES AND NATIONAL RECEIVES NO WARRANTIES OR CONDITIONS ON THE PRODUCTS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND FAIRCHILD SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

 15.0   ON-SITE INSPECTION AND INFORMATION

        15.1 Fairchild shall allow National and/or National's customers to visit and evaluate the Facility during normal business hours as part of established source inspection programs, it being understood and agreed between National and Fairchild that National must obtain the concurrence of Fairchild for the scheduling of all such visits, which such concurrence shall not be unreasonably withheld. It is anticipated that such visits will occur no more than once per quarter on average.

        15.2 National shall have access to fab audits conducted by Fairchild and fab baselines. Fairchild may charge a fee commensurate with the effort required to provide these baselines and audits.

        15.3 Upon National's written request, Fairchild will provide National with process control information, to include but not be limited to: process and electrical test yield results, current process specifications and conformance to specifications;

               calibration schedules and logs for equipment; environmental monitor information for air, gases and DI water; documentation of operator qualification and training; documentation of traceability through Fairchild's operation; and Fairchild verification information. Except for exigent circumstances, such requests shall not be made more than twice per year for a given category of information.

16.0    PRODUCT ENGINEERING SUPPORT

        16.1 The Parties will cooperate in allowing National employees to have reasonable access to the Facility during the term of this Agreement (the "National Engineering Team"), in order to assist in Product developments and improvements. Fairchild will provide reasonable office space to the National Engineering Team, if required on a temporary basis, not to exceed 60 days per occurrence, at no expense to National. Should the National Engineering Team require long term, dedicated office space, National agrees to pay Fairchild the overhead cost associated with such space. The National Engineering Team will comply with all applicable Fairchild regulations in force at the Facility and National hereby agrees to hold Fairchild harmless for any damages or liability caused by any member of the National Engineering Team, which are attributable to: (i) the negligence or willful malfeasance of such member, and (ii) any failure by such member to comply with Fairchild's regulations in force at the Facility or with applicable law.

        16.2 Fairchild shall assist the efforts of the National Engineering Team and provide National with reasonable and timely support.

        16.3 Fairchild shall assist National in any efforts to identify any reliability problems that may arise in a Product. National shall correct National Product related problems and Fairchild shall correct all Fairchild product and Process related problems.

17.0    TERM AND TERMINATION

        17.1 The term of this Agreement shall be thirty-nine (39) fiscal periods from the Effective Date; provided, however, that the Parties shall not less than eight

               (8) fiscal periods prior to the end of such thirty-ninth (39th) fiscal period determine in good faith a ramp-down schedule of production so as to minimize disruption to both Parties. If the Parties are unable to agree on the terms governing a ramp-down, National shall be allowed to reduce its purchase commitment by not more than twenty percent (20%) per fiscal quarter, starting one fiscal quarter after the initial thirty-nine (39) fiscal period term of this Agreement. National will provide Fairchild with not less than ninety (90) days prior written notice of such reduction.

        17.2 This Agreement may be terminated, in whole or in part, by one Party sending a written notice to the other Party of the termination of this Agreement, which notice specifies the reason for the termination, upon the happening of any one or more of the following events:

               (a) the other Party is the subject of a petition filed in a bankruptcy court of competent jurisdiction, whether voluntary or involuntary, which petition in the event of an involuntary petition is not dismissed within sixty
                     (60) days; if a receiver or trustee is appointed for all or a substantial portion of the assets of the other Party; or if the other Party makes an assignment for the benefit of its creditors; or

               (b) the other Party fails to perform substantially any material covenant or obligation, or breaches any material representation or warranty provided for herein; provided, however, that no right of termination shall arise hereunder until sixty (60) days after receipt of written notice by the Party who has failed to perform from the other Party, specifying the failure of performance, and said failure having not been remedied or cured during said sixty (60) day period.

        17.3 Upon termination of this Agreement, all rights granted hereunder shall immediately terminate and each Party shall return to the other Party any property belonging to the other Party which is in its possession, except that Fairchild may continue to retain and use any rights or property belonging to National solely for the period necessary for it to finish manufacturing the currently forecasted Fairchild Assured Capacity. Nothing in this Section 17 is intended to relieve either Party of any liability for any payment or other obligations existing at the time of termination.

        17.4 The provisions of Sections 2, 6, 14, 18, 19 and Paragraphs 21.5 and 21.8 shall survive the termination of this Agreement for any reason.

18.0    EXPORT CONTROL

        18.1 The Parties acknowledge that each must comply with all rules and laws of the United States government relating to restrictions on export. Each Party agrees to use its Best Efforts to obtain any export licenses, letters of assurance or other documents necessary with respect to this Agreement.

        18.2 Each Party agrees to comply fully with United States export laws and regulations, assuring the other Party that, unless prior authorization is obtained from the competent United States government agency, the receiving Party does not intend and shall not knowingly export or re-export, directly or indirectly, any Wafers, Products, technology or technical information received hereunder, that would be in contravention of any laws and regulations published by any United States government agency.

19.0    CONFIDENTIALITY

        19.1 For purposes of this Agreement, "Confidential Information" shall mean all proprietary information, including National and/or Fairchild trade secrets relating to the subject matter of this Agreement disclosed by one of the Parties to the other Party in written and/or graphic form and originally designated in writing by the disclosing Party as Confidential Information or by words of similar import, or, if disclosed orally, summarized and confirmed in writing by the disclosing Party within thirty (30) days after said oral disclosure, that the orally disclosed information is Confidential Information.

        19.2 Except as may otherwise be provided in the Technology Licensing and Transfer Agreement, each Party agrees that it will not use in any way for its own account, or for the account of any third party, nor disclose to any third party except pursuant to this Agreement, any Confidential Information revealed to it by the other Party. Each Party shall take every reasonable precaution to protect the confidentiality of said information. Each Party shall use the same standard of care in protecting the Confidential Information of the other Party as it normally uses in protecting its own trade secrets and proprietary information.

        19.3 Notwithstanding any other provision of this Agreement, no information received by a Party hereunder shall be Confidential Information if said information is or becomes:

               (a) published or otherwise made available to the public other than by a breach of this Agreement;

               (b) furnished to a Party by a third party without restriction on its dissemination;

               (c) approved for release in writing by the Party designating said information as Confidential Information;

               (d) known to, or independently developed by, the Party receiving Confidential Information hereunder without reference to or use of said Confidential Information; or

               (e) disclosed to a third party by the Party transferring said information hereunder without restricting its subsequent disclosure and use by said third party.

        19.4 In the event that either Party either determines on the advice of its counsel that it is required to disclose any information pursuant to applicable law or receives any demand under lawful process to disclose or provide information of the other Party that is subject to the confidentiality provisions hereof, such Party shall notify the other Party prior to disclosing and providing such information and shall cooperate at the expenses of the requesting Party in seeking any reasonable protective arrangements requested by such other Party. Subject to the foregoing, the Party that receives such request may thereafter disclose or provide information to the extent required by such law (as so advised by counsel) or by lawful process.

20.0    REPORTS AND COMMUNICATIONS

        20.1 Each Party hereby appoints a Program Manager whose responsibilities shall include acting as a focal point for the technical and commercial discussions between them related to the subject matter of this Agreement, to include monitoring within his or her respective company the distribution of Confidential Information received from the other Party and assisting in the prevention of the unauthorized disclosure of Confidential Information within the company and to third parties. The Program Managers shall also be responsible for maintaining pertinent records and arranging such conferences, visits, reports and other communications as are necessary to fulfill the terms and conditions of this Agreement. The names, addresses and telephone numbers of the Program Managers will be communicated between the Parties from time to time.

 21.0   GENERAL

        21.1 AMENDMENT: This Agreement may be modified only by a written document signed by duly authorized representatives of the Parties.

        21.2 FORCE MAJEURE: A Party shall not be liable for a failure or delay in the performance of any of its obligations under this Agreement where such failure or delay is the result of fire, flood, or other natural disaster, act of God, war, embargo, riot, labor dispute, unavailability of raw materials or utilities (provided that such unavailability is not caused by the actions or inactions of the Party claiming force majeure), or the intervention of any government authority, providing that the Party failing in or delaying its performance immediately notifies the other Party of its inability to perform and states the reason for such inability.

        21.3 ASSIGNMENT: This Agreement may not be assigned by any Party hereto without the written consent of the other Party; provided that Fairchild may assign its rights but not its obligations hereunder as collateral security to any bona fide financial institution engaged in acquisition financing in the ordinary course providing financing to consummate the transactions contemplated by the Purchase Agreement or any bona fide financial institution engaged in acquisition financing in the ordinary course through whom such financing is refunded, replaced, or refinanced and any of the foregoing financial institutions may assign such rights in connection with a sale of Fairchild or the Business in the form then being conducted by Fairchild substantially as an entirety. Subject to the foregoing, all of the terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, and shall be enforceable by, the respective successors and assigns of the Parties hereto.

        21.4 COUNTERPARTS: This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

        21.5 CHOICE OF LAW: This Agreement, and the rights and obligations of the Parties hereto, shall be interpreted and governed in accordance with the laws of the State of California, without giving effect to its conflicts of law provisions.

        21.6 WAIVER: Should either of the Parties fail to exercise or enforce any provision of this Agreement, such failure or waiver shall not be construed as constituting a waiver or a continuing waiver of its rights to enforce such provision or right or any other provision or right. Should either of the Parties waive any provision or right under this Agreement, such waiver shall not be construed as constituting a waiver of any other provision or right.

        21.7 SEVERABILITY: If any provision of this Agreement or the application thereof to any situation or circumstance shall be invalid or unenforceable, the remainder of this Agreement shall not be affected, and each remaining provision shall be valid and enforceable to the fullest extent.

        21.8 LIMITATION OF LIABILITY: IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE OTHER PARTY'S PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT, OR THE FURNISHING, PERFORMANCE, OR USE OF ANY GOODS OR SERVICES SOLD PURSUANT HERETO, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE OR OTHERWISE, REGARDLESS OF WHETHER THE

               NON-PERFORMING PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR NOT.

        21.9 EFFECT OF HEADINGS: The headings and sub-headings contained herein are for information purposes only and shall have no effect upon the intended purpose or interpretation of the provisions of this Agreement.

        21.10 INTEGRATION: The agreement of the Parties, which is composed of this Agreement and the Exhibits hereto and the documents referred to herein, constitutes the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement and integrates all prior discussions and proposals (whether oral or written) between them related to the subject matter hereof.

        21.11 PUBLIC ANNOUNCEMENT: Prior to the closing of the transactions contemplated under the Purchase Agreement, neither Fairchild nor National shall, without the approval of the other Party hereto, make any press release or other public announcement concerning the terms of the transactions contemplated by this Agreement, except as and to the extent that any such Party shall be so obligated by law, in which case the Party shall use its Best Efforts to advise the other Party thereof and the Parties shall use their Best Efforts to cause a mutually agreeable release or announcement to be issued; provided that the foregoing shall not preclude communications or disclosures necessary to (a) implement the provisions of this Agreement or (b) comply with accounting and Securities and Exchange Commission disclosure obligations. Fairchild shall provide National with a reasonable opportunity to review and comment on any references to National made by Fairchild (and shall not include any such references to National without the written consent of National, which consent shall not be unreasonably withheld or delayed) in any written materials that are intended to be filed with the Securities and Exchange Commission in connection with obtaining financing required to effect the transactions contemplated in connection with the Purchase Agreement or intended to be distributed to prospective purchasers pursuant to an offering made under Rule 144A promulgated under the Securities Act of 1933 in connection with obtaining such financing.

        21.12 NO PARTNERSHIP OR AGENCY CREATED: Nothing contained herein or done pursuant to this Agreement shall constitute the Parties as entering upon a joint venture or partnership, or shall constitute either Party the agent for the other Party for any purpose or in any sense whatsoever.

        21.13 BINDING EFFECT: This Agreement and the rights and obligations hereunder shall be binding upon and inure to the benefit of the Parties hereto and to their respective successors and assigns.

        21.14 NOTICES: All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by a recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

               National:     National Semiconductor Corporation
                             2900 Semiconductor Drive
                             P.O. Box 58090
                             M/S 16-135
                             Santa Clara, CA  95052-8090
                             Attn:  General Counsel
                             FAX:  (408) 733-0293


               Fairchild:    Fairchild Semiconductor Corporation
                             M/S 01-00 (General Counsel)
                             333 Western Avenue
                             South Portland, ME  04106
                             FAX:  (207) 761-6020

               or to such other place as such Party may designate as to itself by written notice to the other Party.

      IN WITNESS WHEREOF, the Parties have had this Agreement executed by their respective duly authorized officers on the day and date first written above. The persons signing warrant that they are duly authorized to sign for and on behalf of the respective Parties.

NATIONAL SEMICONDUCTOR CORPORATION


By:/s/ John M. Clark III
   --------------------------------
Title: Senior V.P.


FAIRCHILD SEMICONDUCTOR CORPORATION


By:/s/ Joseph R. Martin
   --------------------------------
Title: Executive V.P.

                                  EXHIBIT A

                                  PROCESSES

4-inch Wafer Process Flows:  Fairchild Maine Fab 4100

--------------------------------------------------------------------------------
                             Process Description and
 Process Name                Acceptance Specification                 Status
--------------------------------------------------------------------------------
ANALOG          5(mu) Bipolar Process                                  Prod
                Spec:  Exhibit F - Fab 4100 "ANALOG"
--------------------------------------------------------------------------------
BUS             4(mu) Bipolar, Low Power Schottky optimized for        Prod
                Bus Interface applications
                Spec:  Exhibit F - Fab 4100 "BUS"
--------------------------------------------------------------------------------
CGS             4(mu) Bipolar, Low Power Schottky optimized for        Prod
                Clock Generator applications
                Spec:  Exhibit F - Fab 4100 "CGS"
--------------------------------------------------------------------------------
DTCOMM          3(mu) FAST, Bipolar Schottky optimized for Data        Prod
                Communications applications
                Spec:  Exhibit F - Fab 4100 "DTCOMM"
--------------------------------------------------------------------------------
DTP             4(mu) Bipolar, Low Power Schottky                      Prod
                Spec:  Exhibit F- Fab 4100 "DTP"
--------------------------------------------------------------------------------
PTP             4(mu) Bipolar, Low Power Schottky optimized for        Prod
                Point to Point applications
                Spec:  Exhibit F - Fab 4100 "PTP"
--------------------------------------------------------------------------------
FSLM            3(mu) FAST Bipolar Sky                                 Prod
                Spec:
--------------------------------------------------------------------------------
FDLM            3(mu) FAST Bipolar 2LM                                 Prod
                Spec:
--------------------------------------------------------------------------------
FLSI            2.5(mu) FAST Bipolar 2LM                               Prod
                Spec:
--------------------------------------------------------------------------------
ECL             2.5(mu) FAST Bipolar 2LM                               Prod
                Spec:
--------------------------------------------------------------------------------
LPSSLM          4(mu) LPS Bipolar Single LM                            Prod
                Spec:
--------------------------------------------------------------------------------
LPSDLM          4(mu) LPS Bipolar 2LM                                  Prod
                Spec;
--------------------------------------------------------------------------------
LSRSLM          4(mu) LPS Bipolar Single LM                            Prod
                Spec:
--------------------------------------------------------------------------------
TTL             8(mu) TTL Bipolar SLM                                  Prod
                Spec:
--------------------------------------------------------------------------------
HCMOS 75        2.5(mu) HCMOS SLM                                      Prod
                Spec:
--------------------------------------------------------------------------------

5-inch Wafer Process Flows:  Fairchild Maine Fab 5100
--------------------------------------------------------------------------------
                             Process Description and
 Process Name                Acceptance Specification                 Status
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CGSP/E          2.5(mu) HCMOS                                          Prod
                Spec:
--------------------------------------------------------------------------------
FCT20P/E        2(mu) FACT 2LM                                         Prod
                Spec:
--------------------------------------------------------------------------------

6-inch Wafer Process Flows:  Fairchild Maine Fab 6001
--------------------------------------------------------------------------------
                             Process Description and
 Process Name                Acceptance Specification                 Status
--------------------------------------------------------------------------------
MSIFCT15        1.5(mu) FACT 2LM                                       Prod
                Spec:
--------------------------------------------------------------------------------
LSIFCT15        1.5(mu) FACT 2LM                                       Prod
                Spec:
--------------------------------------------------------------------------------
SCAN15          1.5(mu) FACT 2LM                                       Prod
                Spec:
--------------------------------------------------------------------------------
ATBC10          1.0(mu) BCT 2LM                                        Prod
                Spec:
--------------------------------------------------------------------------------

                                    EXHIBIT B

                        PRODUCT LIST AND SUPPORTING DATA
                             Non Fairchild Products

Products manufactured in Maine

-------------------------------------------------------------------------------------------------------------
 Division     Product ID         Mark ID & REV       Process Flow   Sort Test   Sort W/hr   MYA      Date
-------------------------------------------------------------------------------------------------------------
ANALOG      DM8640A4B       DM8640A-TAB              BUS           MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DM8833B4B       DM8833B4B-TAB            BUS           MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DM8834B4B       DM8834B4B-TAB            BUS           MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DM8835B4B       DM8835B4B-TAB            BUS           MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DM8836B4B       DM8836B4B-TAB            BUS           MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DM8837B4B       DM8837B4B-TAB            BUS           MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DM8838A4B       DM8838A4B-TAB            BUS           MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DM8839B4B       DM8839B4B-TAB            BUS           MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DP7304C4B       DP7304C4B-TAA            BUS           MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS1776Z4B       DS1776Z4B-TAA            BUS           MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS1777Z4B       DS1777Z4B-TAA            BUS           MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS76S10A4B      DS76S10A4B-TAA           BUS           MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS76S11A4B      DS76S11A4B-TAA           BUS           MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS1691A4B       DS1691A4B-TAA            DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS26L31B4B      DS26L31B4B-TAA           DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS26L31B4B      DS261L31B4B-TAA/E        DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS26L32B4B      DS26L32B4B-TAA           DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS26L32B4B      DS26L32B4B-TAA/E         DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS26L33B4B      DS26L33B4B-TAA           DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS7632A4B       DS7632A4B-TAA            DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS7632A4B       DS7632A4B-TAA/E          DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS7633A4B       DS7633A4B-TAA            DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS78C120A4B     DS78C120A4B-TAA/E        DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS78LS120A4B    DS78LS120A4B-TAA         DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS71LS120A4B    DS71LS120A4B-TAA/E       DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      9636A4B         9636A4B-TAA              DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------


                                     1 of 3

                                    EXHIBIT B

                        PRODUCT LIST AND SUPPORTING DATA
                             Non Fairchild Products

Products manufactured in Maine

-------------------------------------------------------------------------------------------------------------
 Division     Product ID         Mark ID & REV       Process Flow   Sort Test   Sort W/hr   MYA      Date
-------------------------------------------------------------------------------------------------------------
ANALOG      9637A4B         9637A4B-TBA              DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      9638A4B         9638A4B-TDB              DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      9638A4B         9638A4B-TDB/E            DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      9639A4B         9639A4B-TAA              DTCOMM        MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DM8830E4B       DM8830E4B-TAB            DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DM8830EAB       DM8830EAB-TAB/D          DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DM8831B4B       DM8831B4B-TAB            DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DM8832B4B       DM8832B4B-TAB            DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DM8832B4B       DM8832B4B-TAB/E          DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS75113A4B      DS75113A4B-TAB           DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS75114A4B      DS75114A4B-TAB           DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS75114A4B      DS75114A4B-TAB/C         DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS75115A4B      DS75115A4B-TAB           DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS8820H4B       DS8820H4B-TBB            DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      DS8820H4B       DS8820H4B-TBB/E          DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      LM163A4B        LM163A4B-TAB             DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      LM3623A4B       LM3623A4B-TAB            DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      LM3624A4B       LM3624A4B-TAB            DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      LM75107A4B      LM75107A4B-TAB           DTP           MCT20XX                  55%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      9614A4B         9614A4B-TBA              DTP           MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      9614A4B         9614A4B-TBA/C            DTP           MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      9614A4B         9614A4B-TBA/E            DTP           MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      9615A4B         9615A4B-TBA              DTP           MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      9615A4B         9615A4B-TBA/C            DTP           MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      9615A4B         9615A4B-TBA/E            DTP           MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      9622A4B         9622A4B-TBA              DTP           MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------


                                     2 of 3

                                    EXHIBIT B

                        PRODUCT LIST AND SUPPORTING DATA
                             Non Fairchild Products

Products manufactured in Maine

-------------------------------------------------------------------------------------------------------------
 Division     Product ID         Mark ID & REV       Process Flow   Sort Test   Sort W/hr   MYA      Date
-------------------------------------------------------------------------------------------------------------
                                                                   MCT20XX
-------------------------------------------------------------------------------------------------------------
ANALOG      9627A4B         9627A4B-TCA              DTP           MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
ANALOG      9616A4B         9616A4B-TDA              DTCOMM        MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
C&C         DP8311C/M4B     DP8311C/M4B-TBB          ANALOG        MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
C&C         DS002B4B        DS002B4B-TBB/E           ANALOG        MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------
C&C         7710A/C4G       7710A/C4G-TBA            ANALOG        MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
C&C         7710A/M4G       7710A/M4G-TBA            ANALOG        MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
C&C         7710A4G         7710A4G-TBA              ANALOG        MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
C&C         7711C4G         7711C4G-TBA/C            ANALOG        MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
C&C         7711A/C4G       7711A/C4G-TBA            ANALOG        MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
C&C         7711A/M4G       7711A/M4G-TBA            ANALOG        MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
C&C         7711A4G         7711A4G-TBA              ANALOG        MCT20XX                  N/A   6-Jan-97
-------------------------------------------------------------------------------------------------------------
C&C         9667B4B         9667B4B-TCA/E            ANALOG        MCT20XX                  50%   6-Jan-97
-------------------------------------------------------------------------------------------------------------


                                     3 of 3

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
CGS3301            ZCF3021C           CGS3301Z5B         CCF             8C
CGS3301            ZCF3025C           CGS3301Z5B         CCF/E           8C
DMS54LSR154B       B2A30211           DMS54LSR154BB4B    TBA             70
DMS71LSR95         C1C30211           81LSR95C4B         TBC             70
DM7474             WBB3021T           7474W4B            TBB             8T
DM7474             WBB3023T           7474W4B            TBB/C           8T
DM7474             WBB3025T           7474W4B            TBB/E           8T
DM9334             AAB3021T           9334A4B            TAB             8T
MM74HC123          CBA3021T           MM74HC123C4B       TBA             41
MM74HC123          CBA3025T           MM74HC123C4B       TBA/E           41
WA000BYA                              9300YR4B           TYA             8T
WA001MMA                              9301V4B            TAA             8T
WA008BXA                              9308X4B            TXA             8T
WA011BBA                              9311W4B            TBA             8T
WA012BCA                              9312W4B            TCB             8T
WA016MCA                              9316T4B            TCA             8T
WA021MXA                              9321Y4B            TXA             8T
WA024BBA                              9324V4B            TBA             8T
WA034BCA                              9334U4B            TCA             8T
WA038BAA                              9338X4B            TAA             8T
WA048MAA                              9348X4B            TAA             8T
WB000BBB                              93L00T4B           TBB             8T
WB001MBB                              93L01V4B           TBB             8T
WB008MAB                              93L08W4B           TAB             8T
WB009MAB                              93L09Z4B           TAB             8T
WB010MBB                              93L10U4B           TBB             8T
WB012MBB                              93L12W4B           TBB             8T
WB016MBB                              93L16U4B           TBB             8T
WB021MAB                              93L21Z4B           TAB             8T
WB022BDB                              93L22X4B           TDB             8T
WB022MCB                              93L22X4B           TCB             8T
WB028BBB                              93L28U4B           TBB             8T
WB034MAB                              93L34V4B           TAB             8T
WB038BBB                              93L38W4B           TBB             8T
WL000BBB                              74LS00Z4B          TBB             70
WL000FBB                              74LS00Z4B          TBB/E           70
WL003BBB                              74LS03Z4B          TBB             70
WL003FBB                              74LS03Z4B          TBB/E           70
WL004BAB                              74LS04Z4B          TAB             70
WL004CAB                              74LS04Z4B          TAB/C           70
WL004FAB                              74LS04Z4B          TAB/E           70
WL005BAB                              74LS05Z4B          TAB             70
WL005FAB                              74LS05Z4B          TAB/E           70
WL008FAB                              74LS08Z4B          TAB/E           70
WL008MAB                              74LS08Z4B          TAB             70
WL008PAB                              74LS08Z4B          TAB/C           70
WL009MAB                              74S09Z4B           TAB             70
WL010BDB                              74LS10Z4B          TDB             70

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
WL010FDB                              74LS10Z4B          TDB/E           70
WL011BFB                              74LS11Z4B          TFB             70
WL014BAB                              74LS14YAB          TAB             70
WL015BEB                              74LS15Z4B          TEB             70
WL015FEB                              74LS15Z4B          TEB/E           70
WL020BAB                              74LS20Z4B          TAB             70
WL020CAB                              74LS20Z4B          TAB/C           70
WL020GAB                              74LS20Z4B          TAB/D           70
WL021MAB                              74LS21Z4B          TAB             70
WL021PAB                              74LS21Z4B          TAB/C           70
WL026BBB                              74LS26Z4B          TBB             70
WL027BDB                              74LS27Z4B          TDB             70
WL027MAB                              74LS27Z4B          TAB             70
WL030BDB                              74LS30Z4B          TDB             70
WL032BAB                              74LS32Z4B          TAB             70
WL032CAB                              74LS32Z4B          TAB/C           70
WL032FAB                              74LS32Z4B          TAB/E           70
WL033MBB                              74LS33Y4B          TBB             70
WL038MCB                              74LS38Y4B          TCB             70
WL042BBB                              74LS42Y4B          TBB             70
WL047BBB                              74LS47Y4B          TBB             70
WL051BDB                              74LS51Z4B          TDB             70
WL051PAB                              74LS51Z4B          TAB/C           70
WL054MBB                              74LS54Y4B          TBB             70
WL054PBB                              74LS54Y4B          TBB/C           70
WL054MBB                              74LS55Y4B          TBB             70
WL074BCB                              74LS74Z4B          TCB             70
WL074CCB                              74LS74Z4B          TCB/C           70
WL074FCB                              74LS74Z4B          TCB/E           70
WL074GCB                              74LS74Z4B          TCB/D           70
WL083BBB                              74LS83Y4B          TBB             70
WL083CBB                              74LS83Y4B          TBB/C           70
WL085BBC                              74LS85Y4B          TBC             70
WL085CBC                              74LS85Y4B          TBC/C           70
WL085FAB                              74LS85Z4B          TAB/E           70
WL085FBC                              74LS85Y4B          TBC/E           70
WL095BFB                              74LS95U4B          TFB             70
WL109BCB                              74LS109Z4B         TCB             70
WL109CCB                              74LS109Z4B         TCB/C           70
WL109FCB                              74LS109Z4B         TCB/E           70
WL113BEB                              74LS113Z4B         TEB             70
WL113CEB                              74LS113Z4B         TEB/C           70
WL125BBB                              74LS125AX4B        TBB             70
WL133BBB                              74LS133Z4B         TBB             70
WL138BCB                              74LS138Y4B         TCB             70
WL138CBB                              74LS138Z4B         TBB/C           70
WL138FCB                              74LS138Y4B         TCB/E           70
WL139BBB                              74LS139Z4B         TBB             70

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
WL139CBB                              74LS139Z4B         TBB/C           70
WL151BBB                              74LS151Y4B         TBB             70
WL151CAB                              74LS151Z4B         TAB/C           70
WL151FBB                              74LS151Y4B         TBB/E           70
WL151GAB                              74LS151Z4B         TAB/D           70
WL153BAB                              74LS153Z4B         TAB             70
WL153CAB                              74LS153Z4B         TAB/C           70
WL155BEB                              74LS155Z4B         TEB             70
WL156BDB                              74LS156Z4B         TDB             70
WL157BDB                              74LS157T4B         TDB             70
WL158BDB                              74LS158T4B         TDB             70
WL158PCB                              74LS158T4B         TCB/C           70
WL161BCB                              74LS161AU4B        TCB             70
WL162BDB                              74LS162AU4B        TDB             70
WL164BDB                              74LS164U4B         TDB             70
WL164FDB                              74LS164U4B         TDB/E           70
WL165BCB                              74LS165Z4B         TCB             70
WL165FCB                              74LS165Z4B         TCB/E           70
WL168BEB                              74LS168Y4B         TEB             70
WL169BEB                              74LS169Y4B         TEB             70
WL169FEB                              74LS169Y4B         TEB/E           70
WL173BCB                              74LS173X4B         TCB             70
WL173FCB                              74LS173X4B         TCB/E           70
WL174BBB                              74LS174Y4B         TBB             70
WL174FBB                              74LS174Y4B         TBB/E           70
WL175BCB                              74LS175Y4B         TCB             70
WL175CCB                              74LS175Y4B         TCB/C           70
WL175FCB                              74LS175Y4B         TCB/E           70
WL181BDB                              74LS181Y4B         TDB             70
WL193BCB                              74LS193X4B         TCB             70
WL193CCB                              74LS193X4B         TCB/C           70
WL193FCB                              74LS193X4B         TCB/E           70
WL193GCB                              74LS193X4B         TCB/D           70
WL194BHB                              74LS194AV4B        THB             70
WL194CHB                              74LS194AV4B        THB/C           70
WL195BGB                              74S195AU4B         TGB             70
WL195FGB                              74LS195AU4B        TGB/E           70
WL240BCC                              74LS240U4B         TCC             70
WL240CCC                              74LS240U4B         TCC/C           70
WL241BCC                              74LS241U4B         TCC             70
WL241CCC                              74LS241U4B         TCC/C           70
WL241FCC                              74LS241U4B         TCC/E           70
WL244BCC                              74LS244U4B         TCC             70
WL244CCC                              74LS244U4B         TCC/C           70
WL244FCC                              74LS244U4B         TCC/E           70
WL244GDC                              74LS244U4B         TDC/D           70
WL245BAC                              74LS245Z4B         TAC             70
WL253BAB                              74LS253Z4B         TAB             70

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
WL253CAB                              74LS253Z4B         TAB/C           70
WL253FAB                              74LS253Z4B         TAB/E           70
WL253GCB                              74LS253Z4B         TCB/D           70
WL257BDB                              74LS257AT4B        TDB             70
WL257FDB                              74LS257AT4B        TDB/E           70
WL257PCB                              74LS257AT4B        TCB/C           70
WL258BDB                              74LS258AT4B        TDB             70
WL258FDB                              74LS258AT4B        TDB/E           70
WL258PCB                              74LS258AT4B        TCB/C           70
WL259BAB                              74LS259Z4B         TAB             70
WL259CAB                              74LS259Z4B         TAB/C           70
WL260BBB                              74LS260Z4B         TBB             70
WL273BAB                              74LS273Z4B         TAB             70
WL273CAB                              74LS273Z4B         TAB/C           70
WL273GDB                              74LS273Z4B         TDB/D           70
WL279BAB                              74LS279Z4B         TAB             70
WL279CAB                              74LS279Z4B         TAB/C           70
WL283BBB                              74LS283Y4B         TBB             70
WL283CBB                              74SL283Y4B         TBB/C           70
WL283FBB                              74LS283Y4B         TBB/E           70
WL283GCB                              74LS283Y4B         TCB/D           70
WL295MEB                              74LS295AV4B        TEB             70
WL298BFB                              74LS298U4B         TFB             70
WL299BAB                              74LS299Z4B         TAB             70
WL322BAB                              74LS322Z4B         TAB             70
WL323BAB                              74LS323Z4B         TAB             70
WL365BBB                              74LS365AX4B        TBB             70
WL365CBB                              74LS365AX4B        TBB/C           70
WL365FBB                              74LS365AX4B        TBB/E           70
WL366BBB                              74LS366AX4B        TBB             70
WL366CBB                              74LS366AX4B        TBB/C           70
WL367BBB                              74LS367AX4B        TBB             70
WL367CBB                              74LS367AX4B        TBB/C           70
WL368BBB                              74LS368AX4B        TBB             70
WL368CBB                              74LS368AX4B        TBB/C           70
WL374BBB                              74LS374Y4B         TBB             70
WL374FBB                              74LS374Y4B         TBB/E           70
WL377BBB                              74LS377Z4B         TBB             70
WL378BDB                              74LS378Z4B         TDB             70
WL379MAB                              74LS379Y4B         TAB             70
WL502BBB                              74LS502X4B         TBB             70
WL503BBB                              74LS503X4B         TBB             70
WL602BBB                              74LS602Y4B         TBB             70
WL670BBB                              74LS670Y4B         TBB             70
WL670FBB                              74LS670Y4B         TBB/E           70
WM000BGE                              74F00W4B           TGE             8M
WM000CGE                              74F00W4B           TGE/C           8M
WM000GHE                              74F00W4B           THE/D           8M

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
WM002BEE                              74F02X4B           TEE             8M
WM002CEE                              74F02X4B           TEE/C           8M
WM002GFE                              74F02X4B           TFE/D           8M
WM004BHE                              74F04U4B           THE             8M
WM004CHE                              74F04U4B           THE/C           8M
WM004GJE                              74F04U4B           TJE/D           8M
WM008BGE                              74F08W4B           TGE             8M
WM008CGE                              74F08W4B           TGE/C           8M
WM008GHE                              74F08W4B           THE/D           8M
WM010BCE                              74FF10X4B          TCE             8M
WM010CCE                              74F10X4B           TCE/C           8M
WM010GDE                              74F10X4B           TDE/D           8M
WM011BCE                              74F11X4B           TCE             8M
WM011CCE                              74F11X4B           TCE/C           8M
WM011FCE                              74F11X4B           TCE/E           8M
WM011GDE                              74F11X4B           TDE/D           8M
WM014BAB                              74F14Z4B           TAB             8M
WM020BCE                              74F20X4B           TCE             8M
WM020CBE                              74F20X4B           TBE/C           8M
WM020GDE                              74F20X4B           TDE/D           8M
WM032BJE                              74F32U4B           TJE             8M
WM032CJE                              74F32U4B           TJE/C           8M
WM032GKE                              74F32U4B           TKE/D           8M
WM038BBD                              74F38Z4B           TBD             8M
WM038CBD                              74F38Z4B           TBD/C           8M
WM038FBD                              74F38Z4B           TBD/E           8M
WM064BCE                              74F64X4B           TCE             8M
WM064CCE                              74F64X4B           TCE/C           8M
WM064GDE                              74F64X4B           TDE/D           8M
WM074BHG                              74F74X4B           THG             8M
WM074CFE                              74F74Y4B           TFE/C           8M
WM074GGE                              74F74Y4B           TGE/D           8M
WM086BEE                              74F86Y4B           TEE             8M
WM086CEE                              74F86Y4B           TEE/C           8M
WM086GFE                              74F86Y4B           TFE/D           8M
WM132BAB                              74F132Z4B          TAB             8M
WM138BFG                              74F138Y4B          TFG             8M
WM138CCE                              74F138Z4B          TCE/C           8M
WM138GDE                              74F138Z4B          TDE/D           8M
WM139BEE                              74F139Y4B          TEE             8M
WM139CEE                              74F139Y4B          TEE/C           8M
WM139GFE                              74F139Y4B          TFE/D           8M
WM151BHG                              74F151AW4B         THG             8M
WM151CGG                              74F151AW4B         TGG/C           8M
WM151GJG                              74F151AW4B         TJG/D           8M
WM153BKG                              74F153U4B          TKG             8M
WM153CKG                              74F153U4B          TKG/C           8M
WM153GLG                              74F153U4B          TLG/D           8M

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
WM157BJG                              74F157AW4B         TJG             8M
WM157CJG                              74F157AW4B         TJG/C           8M
WM157GKG                              74F157AW4B         TKG/D           8M
WM158BGG                              74F158AW4B         TGG             8M
WM158CGG                              74F158AW4B         TGG/C           8M
WM158GHG                              74F158AW4B         THG/D           8M
WM160BMG                              74F160AT4B         TMG             8M
WM160CMG                              74F160AT4B         TMF/C           8M
WM160GNG                              74F160AT4B         TNG/D           8M
WM161BNG                              74F161AT4B         TNG             8M
WM161CNG                              74F161AT4B         TNG/C           8M
WM161GPG                              74F161AT4B         TPG/D           8M
WM163BMG                              74F163AT4B         TMG             8M
WM163CMG                              74F163AT4B         TMG/C           8M
WM163GNG                              74F163AT4B         TNG/D           8M
WM164BGG                              74F164AY4B         TGG             8M
WM169BFG                              74F169W4B          TFG             8M
WM174BHE                              74F174X4B          THE             8M
WM174CHE                              74F174X4B          THE/C           8M
WM174GJE                              74F174X4B          TJE/D           8M
WM175BFG                              74F175U4B          TFG             8M
WM175CFG                              74F175U4B          TFG/C           8M
WM175GEE                              74F175Y4B          TEE/D           8M
WM181BJG                              74F181W4B          TJG             8M
WM181CJG                              74F181W4B          TJG/C           8M
WM181FJG                              74F181W4B          TJG/E           8M
WM182BCG                              74F182X4B          TCG             8M
WM182CCG                              74F182X4B          TCG/C           8M
WM182FCG                              74F182X4B          TCG/E           8M
WM189BEG                              74FI89Y4B          TEG             8M
WM190bJG                              74F190U4B          TJG             8M
WM191BJG                              74F191U4B          TJG             8M
WM192BJG                              74F192T4B          TJG             8M
WM192CJG                              74F192T4B          TJG/C           8M
WM193BKG                              74F193T4B          TKG             8M
WM193CKG                              74F193T4B          TKG/C           8M
WM194BEE                              74F194Y4B          TEE             8M
WM194CEE                              74F194Y4B          TEE/C           8M
WM194FEE                              74F194Y4B          TEE/E           8M
WM219BDG                              74F219Y4B          TDG             8M
WM240BHG                              74F240T4B          THG             8M
WM241BJG                              74F241T4B          TJG             8M
WM241CJG                              74F241T4B          TJG/C           8M
WM241GKG                              74F241T4B          TKG/D           8M
WM243BKG                              74F243T4B          TKG             8M
WM244BKG                              74F244T4B          TKG             8M
WM244CKG                              74F244T4B          TKG/C           8M
WM244GLG                              74F244TAB          TLG/D           8M

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
WM245BNG                              74F245T4B          TNG             8M
WM245CNG                              74F245T4B          TNG/C           8M
WM245GPG                              74F245T4B          TPG/D           8M
WM251BHG                              74F251AW4B         THG             8M
WM251CGG                              74F252AW4B         TGG/C           8M
WM251GJG                              74F251AW4B         TJG/D           8M
WM253BKG                              74F253U4B          TKG             8M
WM253CKG                              74F253U4B          TKG/C           8M
WM253GLG                              74F253U4B          TLG/D           8M
WM257BKG                              74F257AW4B         TKG             8M
WM257CHG                              74F257AX4B         THG/C           8M
WM257GJG                              74F257AX4B         TJG/D           8M
WM258BHG                              74F257AW4B         THG             8M
WM258CFG                              74F258AX4B         TFG/C           8M
WM258GGG                              74F258AX4B         TGG/D           8M
WM273BCB                              74F273Y4B          TCB             8M
WM280BKG                              74F280U4B          TKG             8M
WM280CKG                              74F280U4B          TKG/C           8M
WM280GLG                              74F280U4B          TLG/D           8M
WM283BGG                              74F283Y4B          TGG             8M
WM283CGG                              74F283Y4B          TGG/C           8M
WM283GHG                              74F283Y4B          THG/D           8M
WM299BHB                              74F299W4B          THB             8M
WM322BFG                              74F322Y4B          TFG             8M
WM323BGB                              74F323W4B          TGB             8M
WM365BDD                              74F365Z4B          TDD             8M
WM365CCD                              74F365Z4B          TCD/C           8M
WM373BPG                              74F373T4B          TPG             8M
WM373CPG                              74F373T4B          TPG/C           8M
WM373GRG                              74F373T4B          TRG/D           8M
WM374BQG                              74F374S4B          TQG             8M
WM377BCB                              74F377Y4B          TCB             8M
WM378BGE                              74F378X4B          TGE             8M
WM379BFE                              74F379X4B          TFE             8M
WM398BFG                              74F398U4B          TFG             8M
WM398CCE                              74F398Y4B          TCE/C           8M
WM398GEE                              74F398Y4B          TEE/D           8M
WM399BFG                              74F399U4B          TFG             8M
WM399CCE                              74F399Y4B          TCE/C           8M
WM399GEE                              74F399Y4B          TEE/D           8M
WM402BDD                              74F402Z4B          TDD             8M
WM407BBD                              74F407Y4B          TBD             8M
WM410BDG                              74F410Y4B          TDG             8M
WM413BHD                              74F413Z4B          THD             8M
WM521BFG                              74F521Y4B          TFG             8M
WM521CDG                              74F521Y4B          TDG/C           8M
WM521GEG                              74F521Y4B          TEG/D           8M
WM533BKG                              74F533T4B          TKG             8M

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
WM533CKG                              74F533T4B          TKG/C           8M
WM534BLG                              74F534S4B          TLG             8M
WM534CLG                              74F534S4B          TLG/C           8M
WM540BDG                              74F540Y4B          TDG             8M
WM540CCG                              74F540Y4B          TCG/D           8M
WM544BGG                              74F544Y4B          TGG             8M
WM545BJG                              74F545T4B          TJG             8M
WM545CJG                              74F545T4B          TJG/C           8M
WM563BGG                              74F563W4B          TGG             8M
WM563CGG                              74F563W4B          TGG/C           8M
WM564BGG                              74F564T4B          TGG             8M
WM573BGG                              74F573W4B          TGG             8M
WM573CGG                              74F573W4B          TGG/C           8M
WM574BGG                              74F574W4B          TGG             8M
WM646BDB                              74F646X4B          TDB             8M
WM648BDB                              74F648X4B          TDB             8M
WM651BDB                              74F651X4B          TDB             8M
WM652BDB                              74F652X4B          TDB             8M
WM657BCD                              74F657Z4B          TCD             8M
WM676BDG                              74F676Z4B          TDG             8M
WM821BDG                              74F821Y4B          TDG             8M
WM823BGG                              74F823Y4B          TGG             8M
WM825BFG                              74F825Y4B          TFG             8M
WM827BDG                              74F827Y4B          TDG             8M
WN002CAA                              7402X4B            TAA/C           8T
WN009CBA                              7409W4B            TBA/C           8T
WN010CBA                              7410U4B            TBA/C           8T
WN020BHA                              7420X4B            THA             8T
WN020CGA                              7420X4B            TGA/C           8T
WN020CHA                              7420X4B            THA/C           8T
WN040CDA                              7440X4B            TDA/C           8T
WN040FCA                              7440X4B            TCA/E           8T
WN083BDA                              7483AV4B           TDA             8T
WN083CDA                              7483AV4B           TDA/C           8T
WN151BCA                              74151AX4B          TCA             8T
WN151CCA                              74151AX4B          TCA/C           8T
WN175CDA                              74175Z4B           TDA/C           8T
WN298BEA                              74298W4B           TEA             8T
WTF10CBA                              54LF10B4B          TBA/C           8T
WTF10GBA                              54LF10B4B          TBA/D           8T
W2241BAG                              74F2241T4B         TAG             8M
W2243BCG                              74F2243T4B         TCG             8M
W2244BAG                              74F2244T4B         TAG             8M
100301             ZBC3021T           100301Z4B          TBC             8K
100301             ZBC3025T           100301Z4B          TBC/E           8K
100302             ZBC3021T           100302Z4B          TBC             8K
100302             ZBC3025T           100302Z4B          TBC/E           8K
100304             YDC3021T           100304Y4B          TDC             8K

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
100304             YDC3025T           100304Y4B          TDC/E           8K
100307             YCC3021T           100307Y4B          TCC             8K
100307             YCC3025T           100307Y4B          TCC/E           8K
100310             YAC3021T           100310Y4B          TAC             8K
100310             YAC3025T           100310Y4B          TAC/E           8K
100311             YAC3021T           100311Y4B          TAC             8K
100311             YAC3025T           100311Y4B          TAC/E           8K
100313             ZAC3021T           100313Z4B          TAC             8K
100313             ZAC3025T           100313Z4B          TAC/E           8K
100314             ZBC3021T           100314Z4B          TBC             8K
100314             ZBC3025T           100314Z4B          TBC/E           8K
100315             ZAC3021T           100315Z4B          TAC             8K
100315             ZAC3025T           100315Z4B          TAC/E           8K
100316             ZDC3021T           100316Z4B          TDC             8K
100316             ZDC3025T           100316Z4B          TDC/E           8K
100319             ZCC3021T           100319Z4B          TCC             8K
100319             ZCC3025T           100319Z4B          TCC/E           8K
100321             ZAC3021T           100321Z4B          TAC             8K
100321             ZAC3025T           100321Z4B          TAC/E           8K
100322             ZAC3021T           100322Z4B          TAC             8K
100322             ZAC3025T           100322Z4B          TAC/E           8K
100323             ZDC3021T           100323Z4B          TDC             8K
100323             ZDC3025T           100323Z4B          TDC/E           8K
100324             ZAC3021T           100324Z4B          TAC             8K
100324             ZAC3025T           100324Z4B          TAC/E           8K
100325             ZBC3021T           100325Z4B          TBC             8K
100325             ZBC3025T           100325Z4B          TBC/E           8K
100328             ZBC3021T           100328Z4B          TBC             8K
100328             ZBC3025T           100328Z4B          TBC/E           8K
100329             ZCC3021T           100329Z4B          TCC             8K
100329             ZCC3025T           100329Z4B          TCC/E           8K
100331             YCC3021T           100331Y4B          TCC             8K
100331             YCC3025T           100331Y4B          TCC/E           8K
100336             YEC3021T           100336Y4B          TEC             8K
100336             YEC3025T           100336Y4B          TEC/E           8K
100336             YFC3021T           100336Y4B          TFC             8K
100336             YFC3025T           100336Y4B          TFC/E           8K
100341             ZCC3021T           100341Z4B          TCC             8K
100341             ZCC3025T           100341Z4B          TCC/E           8K
100343             ZBC3021T           100343Z4B          TBC             8K
100343             ZBC3025T           100343Z4B          TBC/E           8K
100344             ZAC3021T           100344Z4B          TAC             8K
100344             ZAC3025T           100344Z4B          TAC/E           8K
100350             YFC3021T           100350Y4B          TFC             8K
100350             YFC3025T           100350Y4B          TFC/E           8K
100351             YEC3021T           100351Y4B          TEC             8K
100351             YEC3025T           100351Y4B          TEC/E           8K
100351             YFC3021T           100351Y4B          TFC             8K

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
100351             YGC3024T           100351Y4B          TGC/D           8K
100352             ZAC3021T           100352Z4B          TAC             8K
100352             ZAC3025T           100352Z4B          TAC/E           8K
100353             ZBC3021T           100353Z4B          TBC             8K
100353             ZBC3025T           100353Z4B          TBC/E           8K
100354             ZAC3021T           100354Z4B          TAC             8K
100354             ZAC3025T           100354Z4B          TAC/E           8K
100355             ZAC3021T           100355Z4B          TAC             8K
100355             ZAC3025T           100355Z4B          TAC/E           8K
100360             ZAC3021T           100360Z4B          TAC             8K
100360             ZAC3025T           100360Z4B          TAC/E           8K
100363             ZAC3021T           100363Z4B          TAC             8K
100363             ZAC3025T           100363Z4B          TACE            8K
100364             ZAC3021T           100364Z4B          TAC             8K
100364             ZAC3025T           100364Z4B          TAC/E           8K
100370             YCC3021T           100370Y4B          TCC             8K
100371             ZCC3021T           100371Z4B          TCC             8K
100371             ZCC3025T           100371Z4B          TCC/E           8K
100390             YDC3021T           100390Y4B          TDC             8K
100390             YDC3025T           100390Y4B          TDC/E           8K
100391             ZAC3021T           100391Z4B          TAC             8K
100393             ZBC3021T           100393Z4B          TBC             8K
100393             ZCC3021T           100393Z4B          TCC             8K
100395             ZBC3021T           100395Z4B          TBC             8K
100395             ZCC3021T           100395Z4B          TCC             8K
100397             ZAC3021T           100397Z4B          TAC             8K
100398             ZAC3021T           100398Z4B          TAC             8K
1305               WBB3021T           1305W4B            TBB             8T
1306               WDB3021T           1306W4B            TDB             8T
54LF00             EBB3021T           54LF00E4B          TBB             8T
54LF00             EBB3023T           54LF00E4B          TBB/C           8T
54LF00             EBB3024T           54LF00E4B          TBB/D           8T
54LSR00            DBB3023T           54LS400D4B         TBB/C           70
54LSR00            DBB3024T           54LS400D4B         TBB/D           70
54LSR03            DBB3023T           54LSR03D4B         TBB/C           70
54LSR03            DBB3024T           54LSR03D4B         TBB/D           70
54LSR04            BBB3024T           54LSR04B4B         TBB/D           70
54LSR05            BBB3023T           54LSR05B4B         TBB/C           70
54LSR05            BBB3024T           54LS405B4B         TBB/D           70
54LSR10            CBB3023T           54LSR10C4B         TBB/C           70
54LSR10            CBB3024T           54LSR10C4B         TBB/D           70
54LSR11            DBB3023T           54LSR11D4B         TBB/C           70
54LSR11            DBB3024T           54LSR11D4B         TBB/D           70
54LSR138           BBB3024T           54LSR138B4B        TBB/D           70
54LSR139           BBB3024T           54LSR139B4B        TBB/D           70
54LSR153           DBB3024T           54LSR153D4B        TBB/D           70
54LSR154           BBB3021T           54LSR154B4B        TBB             70
54LSR154           BBB3025T           54LSR154B4B        TBB/E           70

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
54LSR157           CBB3024T           54LSR157C4B        TBB/D           70
54LSR158           CBB3024T           54LSR158C4B        TBB/D           70
54LSR161           CBB3023T           54LSR161C4B        TBB/C           70
54LSR161           CBB3025T           54LSR161C4B        TBB/E           70
54LSR164           BBB3023T           54LSR164C4B        TBB/C           70
54LSR164           BBB3024T           54LSR164C4B        TBB/D           70
54LSR169           CBB3021T           54LSR169C4B        TBB/C           70
54LSR191           BBB3021T           54LSR191B4B        TBB             70
54LSR21            DBB3024T           54LSR21D4B         TBB/D           70
54LSR251           DBB3021T           54LSR251D4B        TBB             70
54LSR251           DBB3023T           54LSR251D4B        TBB/C           70
54LSR251           DBB3024T           54LSR251D4B        TBB/D           70
54LSR257           CBB3024T           54LSR257C4B        TBB/D           70
54LSR27            BBB3023T           54LSR27B4B         TBB/C           70
54LSR27            BBB3024T           54LSR27B4B         TBB/D           70
54LSR30            CBB3023T           54LSR30C4B         TBB/C           70
54LSR30            CBB3024T           54LSR30C4B         TBB/D           70
54LSR373           BBB3021T           54LSR373B4B        TBB             70
54LSR38            BBB3023T           54LSR38B4B         TBB/C           70
54LSR42            BBB3023T           54LSR42B4B         TBB/C           70
54LSR42            BBB3024T           54LSR42B4B         TBB/D           70
54LSR670           BBB3023T           54LSR670B4B        TBB/C           70
54LSR73            DBB3021T           54LSR73D4B         TBB             70
54LSR73            DBB3025T           54LSR73D4B         TBB/E           70
54LSR86            BBB3021T           54LSR86B4B         TBB             70
54LSR86            BBB3023T           54LSR86B4B         TBB/C           70
54LSR86            BBB3024T           54LSR86B4B         TBB/D           70
54L00              ECB3021T           54L00E4B           TCB             8T
54L00              ECB3023T           54L00E4B           TCB/C           8T
54L00              ECB3024T           54L00E4B           TCB/D           8T
54L04              BBB3021T           54L04B4B           TBB             8T
54L04              BBB3023T           54L04B4B           TBB/C           8T
54L04              BCB3024T           54L04B4B           TCB/D           8T
5406               BBB3021T           5406B4B            TBB             8T
5406               BBB3023T           5406B4B            TBB/C           8T
5406               BBB3024T           5406B4B            TBB/D           8T
5407               BBB3021T           5407B4B            TBB             8T
5407               BBB3023T           5407B4B            TBB/C           8T
5407               BBB3024T           5407B4B            TBB/D           8T
5414               ABB3021T           5414A4B            TBB             8T
5414               ABB3023T           5414A4B            TBB/C           8T
54161              CBB3021T           54161C4B           TBB             8T
54161              CBB3023T           54161C4B           TBB/C           8T
54161              CBB3024T           54161C4B           TBB/D           8T
54180              ABB3021T           54180A4B           TBB             8T
54180              ABB3023T           54180A4B           TBB/C           8T
54194              ABB3021T           54194A4B           TBB             8T
54194              ABB3023T           54194A4B           TBB/C           8T

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
5438               ABB3021T           5438A4B            TBB             8T
5438               ABB3023T           5438A4B            TBB/C           8T
5438               ABB3024T           5438A4B            TBB/D           8T
74ABT16244         ZAA3021B           74ABT16244Z6B      BAA             6R
74ABT16245         ZAA3021B           74ABT16245Z6B      BAA             6R
74ABT16373         ZAA3021B           74ABT16373Z6B      BAA             6R
74ABT16374         ZAA3021B           74ABT16374Z6B      BAA             6R
74ABT16500         ZAA3021B           74ABT16500Z6B      BAA             6R
74ABT16646         ZAA3021B           74ABT16646Z6B      BAA             6R
74ABT2240          YAB3021B           74ABT2240Y6B       BAB             6R
74ABT2244          YCB3021B           74ABT2244Y6B       BCB             6R
74ABT22952         ZCB3021B           74ABT22952Z6B      BCB             6R
74ABT240           YAA3021B           74ABT240Y6B        BAA             6R
74ABT240           YAB3021B           74ABT240Y6B        BAB             6R
74ABT241           YAA3021B           74ABT241Y6B        BAA             6R
74ABT241           YAB3021B           74ABT241Y6B        BAB             6R
74ABT244           YCB3021B           74ABT244Y6B        BCB             6R
74ABT244           ZBA3021B           74ABT244Y6B        BBA             6R
74ABT244           ZBA3024B           74ABT244Y6B        BBA/D           6R
74ABT245           ZCA3021B           74ABT245Z6B        BCA             6R
74ABT245           ZCA3024B           74ABT245Z6B        BCA/D           6R
74ABT245           ZCB3021B           74ABT245Z6B        BCB             6R
74ABT273           ZAA3021B           74ABT273Z6B        BAA             6R
74ABT2952          ZDB3021B           74ABT2952Z6B       BDB             6R
74ABT373           ZAA3021B           74ABT373Z6B        BAA             6R
74ABT373           ZAA3024B           74ABT373Z6B        BAA/D           6R
74ABT374           ZAA3021B           74ABT374Z6B        BAA             6R
74ABT374           ZAA3024B           74ABT3724Z6B       BAA/D           6R
74ABT377           ZAA3021B           74ABT377Z6B        BAA             6R
74ABT541           ZAA3021B           74ABT541Z6B        BAA             6R
74ABT541           ZAB3021B           74ABT541Z6B        BAA             6R
74ABT543           ZAA3021B           74ABT543Z6B        BAA             6R
74ABT543           ZAA3024B           74ABT543Z6B        BAA/D           6R
74ABT573           ZAA3021B           74ABT573Z6B        BAA             6R
74ABT574           ZAA3021B           74ABT574Z6B        BAA             6R
74ABT646           ZCA3021B           74ABT646Z6B        BCA             6R
74ABT646           ZCA3024B           74ABT646Z6B        BCA/D           6R
74ABT646           ZCB3021B           74ABT646Z6B        BCB             6R
74ABT652           ZCA3021B           74ABT652Z6B        BCA             6R
74ABT652           ZCB3021B           74ABT652Z6B        BCB             6R
74ABT899           ZAB3021B           74ABT899Z6B        BAB             6R
74ACQ240           TDA3021B           74ACQ240T6B        BDA             8J
74ACQ240           TDD3025C           74ACQ240T5B        CDD/E           8J
74ACQ241           TCA3021B           74ACQ241T6B        BCA             8J
74ACQ244           TCA3021B           74ACQ244T6B        BCA             8J
74ACQ244           TCA3023B           74ACQ244T6B        BCA/C           8J
74ACQ244           TCD3025C           74ACQ244T5B        CCD/E           8J
74ACQ245           TCA3021B           74ACQ245T6B        BCA             8J

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
74ACQ245           TCD3025C           74ACQ245T5B        CCD/E           8J
74ACQ373           TCA3021B           74ACQ373T6B        BCA             8J
74ACQ374           TCA3021B           74ACQ374T6B        BCA             8J
74ACQ374           TCA3025B           74ACQ374T6B        BCA/E           8J
74ACQ374           TCD3025C           74ACQ374T5B        CCD/E           8J
74ACQ573           TBA3021B           74ACQ573TBA        BBA             8J
74ACQ574           TBA3021B           74ACQ574TBA        BBA             8J
74ACTQ02           ZAA3021B           74ACTQ02Z6B        BAA             8J
74ACTQ02           ZAD3025C           74ACTQ02Z5B        CAD/E           8J
74ACTQ04           ZAA3021B           74ACTQ04Z6B        BAA             8J
74ACTQ04           ZAA3025B           74ACTQ04Z6B        BAA/E           8J
74ACTQ08           ZAA3021B           74ACTQ08Z6B        BAA             8J
74ACTQ08           ZAD3025C           74ACTQ08Z5B        CAD/E           8J
74ACTQ10           ZBA3021B           74ACTQ10Z6B        BBA             8J
74ACTQ10           ZBA3025B           74ACTQ10Z6B        BBA/E           8J
74ACTQ100          ZAD3021C           74ACTQ100Z5B       CAD             5Y
74ACTQ14           ZAA3021B           74ACTQ14Z6B        BAA             8J
74ACTQ14           ZAD3025C           74ACTQ14Z5B        CAD/E           8J
74ACTQ16240        YDA3021B           74ACTQ16240Y6B     BDA             8J
74ACTQ16244        ZCA3021B           74ACTQ16244Z6B     BCA             8J
74ACTQ16244        ZCA3025B           74ACTQ16244Z6B     BCA/E           8J
74ACTQ16245        ZCA3021B           74ACTQ16245Z6B     BCA             8J
74ACTQ16245        ZCA3025B           74ACTQ16245Z6B     BCA/E           8J
74ACTQ16373        ZBA3021B           74ACTQ16373Z6B     BBA             8J
74ACTQ16374        ZBA3021B           74ACTQ16374Z6B     BBA             8J
74ACTQ16374        ZBA3025B           74ACTQ16374Z6B     BBA/E           8J
74ACTQ16540        ZCA3021B           74ACTQ16540Z6B     BCA             8J
74ACTQ16541        ZBA3021B           74ACTQ16541Z6B     BBA             8J
74ACTQ16646        ZDA3021B           74ACTQ16646Z6B     BDA             8J
74ACTQ240          TCA3021B           74ACTQ240T6B       BCA             8J
74ACTQ241          TCA3021B           74ACTQ241T6B       BCA             8J
74ACTQ244          TDA3021B           74ACTQ244T6B       BDA             8J
74ACTQ244          TDA3025B           74ACTQ244T6B       BDA/E           8J
74ACTQ244          TDD3025C           74ACTQ244T5B       CDD/E           8J
74ACTQ245          TCA3021B           74ACTQ245T6B       BCA             8J
74ACTQ245          TCA3025B           74ACTQ245T6B       BCA/E           8J
74ACTQ273          ZAA3021B           74ACTQ273Z6B       BAA             8J
74ACTQ273          ZAA3025B           74ACTQ273Z6B       BAA/E           8J
74ACTQ283          ZAA3021B           74ACTQ283Z6B       BAA             8J
74ACTQ32           ZAA3021B           74ACTQ32Z6B        BAA             8J
74ACTQ32           ZAD3025C           74ACTQ32Z5B        CAD/E           8J
74ACTQ373          TCA3021B           74ACTQ373T6B       BCA             8J
74ACTQ373          TCD3025C           74ACTQ373T5B       CCD/E           8J
74ACTQ374          TCA3021B           74ACTQ374T6B       BCA             8J
74ACTQ374          TCD3025C           74ACTQ374T5B       CCD/E           8J
74ACTQ377          ZBA3021B           74ACTQ377Z6B       BBA             8J
74ACTQ533          TAA3021B           74ACTQ533T6B       BAA             8J
74ACTQ541          YBA3021B           74ACTQ541Y6B       BBA             8J

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
74ACTQ543          ZAA3021B           74ACTQ543Z6B       BAA             8J
74ACTQ544          ZAA3021B           74ACTQ544Z6B       BAA             8J
74ACTQ573          TAA3021B           74ACTQ573T6B       BAA             8J
74ACTQ574          TBA3021B           74ACTQ574T6B       BBA             8J
74ACTQ646          YCA3021B           74ACTQ646Y6B       BCA             8J
74ACTQ646          YCA3025B           74ACTQ646Y6B       BCA/E           8J
74ACTQ652          ZAA3021B           74ACTQ652Z6B       BAA             8J
74ACTQ657          ZAA3021B           74ACTQ657Z6B       BAA             8J
74ACTQ715          ZAA3021B           74ACTQ715Z6B       BAA             8J
74ACTQ715A         ZBA3021B           74ACTQ715AZ6B      BBA             8J
74ACTQ821          ZAA3021B           74ACTQ821Z6B       BAA             8J
74ACTQ827          ZAA3021B           74ACTQ827Z6B       BAA             8J
74ACTQ841          ZAA3021B           74ACTQ841Z6B       BAA             8J
74ACTQ899          ZAA3021B           74ACTQ899Z6B       BAA             8J
74ACTQ899          ZAA3025B           74ACTQ899Z6B       BAA/E           8J
74ACT00            TCF3021C           74ACT00T5B         CCF             8C
74ACT00            TCF3023C           74ACT00T5B         CCF/C           8C
74ACT00            TCF3024C           74ACT00T5B         CCF/D           8C
74ACT109           WBF3021C           74ACT109W5B        CBF             8C
74ACT109           WBF3025C           74ACT109W5B        CBF/E           8C
74ACT112           XAF3021C           74ACT112X5B        CAF             8C
74ACT112           XAF3024C           74ACT112X5B        CAF/D           8C
74ACT138           XDF3021C           74ACT138X5B        CDF             8C
74ACT138           XDF3023C           74ACT138X5B        CDF/C           8C
74ACT138           XDF3024C           74ACT138X5B        CDF/D           8C
74ACT139           XDF3021C           74ACT139X5B        CDF             8C
74ACT151           XBF3021C           74ACT151X5B        CBF             8C
74ACT151           XBF3023C           74ACT151X5B        CBF/C           8C
74ACT151           XBF3024C           74ACT151X5B        CBF/D           8C
74ACT152           YEF3021C           74ACT153Y5B        CEF             8C
74ACT157           XDF3021C           74ACT157X5B        CDF             8C
74ACT157           XDF3025C           74ACT157X5B        CDF/E           8C
74ACT158           XDF3021C           74ACT158X5B        CDF             8C
74ACT161           ZBF3021C           74ACT161Z5B        CBF             8C
74ACT163           ZBF3021C           74ACT163Z5B        CBF             8C
74ACT163           ZBF3025C           74ACT163Z5B        CBF/E           8C
74ACT169           YAF3021C           74ACT169Y5B        CAF             8C
74ACT169           YAF3025C           74ACT169Y5B        CAF/E           8C
74ACT174           WBF3021C           74ACT174W5B        CBF             8C
74ACT174           WBF3025C           74ACT174W5B        CBF/E           8C
74ACT175           ZBF3021C           74ACT175Z5B        CBF             8C
74ACT175           ZBF3025C           74ACT175Z5B        CBF/E           8C
74ACT240           WEF3021C           74ACT240W5B        CEF             8C
74ACT240           WEF3023C           74ACT240W5B        CEF/C           8C
74ACT240           WEF3024C           74ACT240W5B        CEF/D           8C
74ACT241           WCF3021C           74ACT241W5B        CCF             8C
74ACT241           WEF3025C           74ACT241W5B        CEF/E           8C
74ACT244           WEF3021C           74ACT244W5B        CEF             8C

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
74ACT244           WEF3023C           74ACT244W5B        CEF/C           8C
74ACT244           WEF3024C           74ACT244W5B        CEF/D           8C
74ACT245           VEF3021C           74ACT245V5B        CEF             8C
74ACT245           VEF3023C           74ACT245V5B        CEF/C           8C
74ACT245           VEF3024C           74ACT245V5B        CEF/D           8C
74ACT251           XBF3021C           74ACT251X5B        CBF             8C
74ACT253           YBF3021C           74ACT253Y5B        CBF             8C
74ACT257           XBF3021C           74ACT257X5B        CBF             8C
74ACT258           XBF3021C           74ACT258X5B        CBF             8C
74ACT299           XBF3021C           74ACT299X5B        CBF             8C
74ACT299           XBF3025C           74ACT299X5B        CBF/E           8C
74ACT323           XBF3021C           74ACT323X5B        CBF             8C
74ACT373           WEF3021C           74ACT373W5B        CEF             8C
74ACT374           WEF3021C           74ACT374W5B        CEF             8C
74ACT374           WEF3024C           74ACT374W5B        CEF/D           8C
74ACT377           ZBF3021C           74ACT377Z5B        CBF             8C
74ACT377           ZBF3023C           74ACT377Z5B        CBF/C           8C
74ACT377           ZBF3024C           74ACT377Z5B        CBF/D           8C
74ACT399           ZBF3021C           74ACT399Z5B        CBF             8C
74ACT520           XBF3021C           74ACT520X5B        CBF             8C
74ACT521           XAD3025C           74ACT521X5B        CAD/E           8C
74ACT521           XBF3021C           74ACT521X5B        CBF             8C
74ACT534           WCF3021C           74ACT534W5B        CCF             8C
74ACT563           XEF3021C           74ACT563X5B        CEF             8C
74ACT564           XEF3021C           74ACT564X5B        CEF             8C
74ACT573           XEF3021C           74ACT573X5B        CEF             8C
74ACT573           XEF3025C           74ACT573X5B        CEF/E           8C
74ACT574           XEF3021C           74ACT574X5B        CEF             8C
74ACT574           XEF3023C           74ACT574X5B        CEF/C           8C
74ACT574           XEF3024C           74ACT574X5B        CEF/D           8C
74ACT74            WCE3024C           74ACT74W5B         CCE/D           8C
74ACT74            WCF3021C           74ACT74W5B         CCF             8C
74ACT74            WCF3023C           74ACT74W5B         CCF/C           8C
74ACT74            WCF3024C           74ACT74W5B         CCF/D           8C
74ACT818           ZCF3021C           74ACT818Z5B        CCF             8C
74ACT821           ZCF3021C           74ACT821Z5B        CCF             8C
74ACT823           ZCF3021C           74ACT823Z5B        CCF             8C
74ACT825           ZCF3021C           74ACT825Z5B        CCF             8C
74ACT825           ZCF3025C           74ACT825Z5B        CCF/E           8C
74AC00             VCF3021C           74AC00V5B          CCF             8C
74AC00             VCF3023C           74AC00V5B          CCF/C           8C
74AC00             VCF3024C           74AC00V5B          CCF/D           8C
74AC02             VCF3021C           74AC02V5B          CCF             8C
74AC02             VCF3023C           74AC02V5B          CCF/C           8C
74AC02             VCF3024C           74AC02V5B          CCF/D           8C
74AC04             YCF3021C           74AC04Y5B          CCF             8C
74AC04             YCF3023C           74AC04Y5B          CCF/C           8C
74AC04             YCF3024C           74AC04Y5B          CCF/D           8C

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
74AC05             YCF3021C           74AC05Y5B          CCF             8C
74AC05             YCF3023C           74AC05Y5B          CCF/C           8C
74AC05             YCF3024C           74AC05Y5B          CCF/D           8C
74AC08             YCF3021C           74AC08Y5B          CCF             8C
74AC08             YCF3023C           74AC08Y5B          CCF/C           8C
74AC08             YCF3024C           74AC08Y5B          CCF/D           8C
74AC10             YCF3021C           74AC10Y5B          CCF             8C
74AC10             YCF3023C           74AC10Y5B          CCF/C           8C
74AC10             YCF3024C           74AC10Y5B          CCF/D           8C
74AC109            WEF3021C           74AC109W5B         CEF             8C
74AC109            WEF3023C           74AC109W5B         CEF/C           8C
74AC109            WEF3024C           74AC109W5B         CEF/D           8C
74AC11             YCF3021C           74AC11Y5B          CCF             8C
74AC11             YCF3023C           74AC11Y5B          CCF/C           8C
74AC11             YCF3024C           74AC11Y5B          CCF/D           8C
74AC125            XBF3023C           74AC125X5B         CBF/C           8C
74AC125            XBF3024C           74AC125X5B         CBF/D           8C
74AC138            XDF3021C           74AC138X5B         CDF             8C
74AC138            XDF3023C           74AC138X5B         CDF/C           8C
74AC138            XDF3024C           74AC138X5B         CDF/D           8C
74AC139            XDF3021C           74AC139X5B         CDF             8C
74AC139            XDF3023C           74AC139X5B         CDF/C           8C
74AC139            XDF3024C           74AC139X5B         CDF/D           8C
74AC14             YCF3021C           74AC14Y5B          CCF             8C
74AC14             YCF3023C           74AC14Y5B          CCF/C           8C
74AC14             YCF3024C           74AC14Y5B          CCF/D           8C
74AC151            YCF3021C           74AC151Y5B         CCF             8C
74AC151            YCF3023C           74AC151Y5B         CCFC            8C
74AC151            YCF3024C           74AC151Y5B         CCF/D           8C
74AC153            YDF3021C           74AC153Y5B         CDF             8C
74AC153            YDF3023C           74AC153Y5B         CDF/C           8C
74AC153            YDF3024C           74AC153Y5B         CDF/D           8C
74AC157            YDF3021C           74AC157Y5B         CDF             8C
74AC157            YDF3023C           74AC157Y5B         CDF/C           8C
74AC157            YDF3024C           74AC157Y5B         CDF/D           8C
74AC158            YDF3021C           74AC158Y5B         CCF             8C
74AC161            ZBF3021C           74AC161Z5B         CBF             8C
74AC161            ZBF3023C           74AC161Z5B         CBF/C           8C
74AC161            ZBF3024C           74AC161Z5B         CBF/D           8C
74AC163            ZBF3021C           74AC163Z5B         CBF             8C
74AC163            ZBF3023C           74AC163Z5B         CBF/C           8C
74AC163            ZBF3024C           74AC163Z5B         CBF/D           8C
74AC169            ZBF3021C           74AC169Z5B         CBF             8C
74AC169            ZBF3025C           74AC169Z5B         CBF/E           8C
74AC174            XCF3021C           74AC174X5B         CCF             8C
74AC174            XCF3023C           74AC174X5B         CCF/C           8C
74AC174            XCF3024C           74AC174X5B         CCF/D           8C
74AC175            ZBF3021C           74AC175Z5B         CBF             8C

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
74AC175            ZBF3025C           74AC175Z5B         CBF/E           8C
74AC191            ZBF3021C           74AC191Z5B         CBF             8C
74AC191            ZBF3023C           74AC191Z5B         CBF/C           8C
74AC191            ZBF3024C           74AC191Z5B         CBF/D           8C
74AC20             XBF3021C           74AC20X5B          CBF             8C
74AC20             XBF3023C           74AC20X5B          CBF/C           8C
74AC20             XBF3024C           74AC20X5B          CBF/D           8C
74AC240            WEF3021C           74AC240W5B         CEF             8C
74AC240            WEF3023C           74AC240W5B         CEF/C           8C
74AC240            WEF3024C           74AC240W5B         CEF/D           8C
74AC241            WEF3021C           74AC241W5B         CEF             8C
74AC241            WEF3023C           74AC241W5B         CEF/C           8C
74AC241            WEF3024C           74AC241W5B         CEF/D           8C
74AC244            WEF3021C           74AC244W5B         CEF             8C
74AC244            WEF3023C           74AC244W5B         CEF/C           8C
74AC244            WEF3024C           74AC244W5B         CEF/D           8C
74AC245            VFF3021C           74AC245V5B         CFF             8C
74AC245            VFF3023C           74AC245V5B         CFF/C           8C
74AC245            VFF3024C           74AC245V5B         CFF/D           8C
74AC251            YBF3021C           74AC251Y5B         CBF             8C
74AC251            YBF3025C           74AC251Y5B         CBF/E           8C
74AC2525           ZCF3021C           74AC2525Z5B        CCF             8C
74AC2525           ZCF3025C           74AC2525Z5B        CCF/E           8C
74AC2526           ZBE3024C           74AC2526Z5B        CBE/D           8C
74AC253            YCF3021C           74AC253Y5B         CCF             8C
74AC253            YCF3025C           74AC253Y5B         CCF/E           8C
74AC257            XEF3021C           74AC257X5B         CEF             8C
74AC257            XEF3023C           74AC257X5B         CEF/C           8C
74AC257            XEF3024C           74AC257X5B         CEF/D           8C
74AC258            XDF3021C           74AC258X5B         CDF             8C
74AC273            ZBF3021C           74AC273Z5B         CBF             8C
74AC273            ZBF3023C           74AC273Z5B         CBF/C           8C
74AC273            ZBF3024C           74AC273Z5B         CBF/D           8C
74AC280            ZAF3021C           74AC280Z5B         CAF             8C
74AC280            ZAF3025C           74AC280Z5B         CAF/E           8C
74AC299            XDF3021C           74AC299X5B         CDF             8C
74AC299            XDF3023C           74AC299X5B         CDF/C           8C
74AC299            XDF3024C           74AC299X5B         CDF/C           8C
74AC32             YCF3021C           74AC32Y5B          CCF             8C
74AC32             YCF3023C           74AC32Y5B          CCF/C           8C
74AC32             YCF3024C           74AC32Y5B          CCF/D           8C
74AC32             YCF3025C           74AC32Y5B          CCF/E           8C
74AC373            WFF3021C           74AC373W5B         CFF             8C
74AC373            WFF3023C           74AC373W5B         CFF/C           8C
74AC373            WFF3024C           74AC373W5B         CFF/D           8C
74AC374            WEF3021C           74AC374W5B         CEF             8C
74AC374            WEF3023C           74AC374W5B         CEF/C           8C
74AC374            WEF3024C           74AC374W5B         CEF/D           8C

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
74AC377            ZBF3021C           74AC377Z5B         CBF             8C
74AC377            ZBF3023C           74AC377Z5B         CBF/C           8C
74AC377            ZBF3024C           74AC377Z5B         CBF/D           8C
74AC378            WBF3021C           74AC378W5B         CBF             8C
74AC379            ZBF3021C           74AC399Z5B         CBF             8C
74AC520            XDF3021C           74AC520X5B         CDF             8C
74AC520            XDF3023C           74AC520X5B         CDF/C           8C
74AC520            XDF3024C           74AC520X5B         CDF/D           8C
74AC521            XDF3021C           74AC521X5B         CDF             8C
74AC521            XDF3023C           74AC521X5B         CDF/C           8C
74AC521            XDF3024C           74AC521X5B         CDF/D           8C
74AC521            XDF3025C           74AC521X5B         CDF/E           8C
74AC540            ZBF3021C           74AC540Z5B         CBF             8C
74AC540            ZBF3025C           74AC540Z5B         CBF/E           8C
74AC541            ZBF3021C           74AC541Z5B         CBF             8C
74AC541            ZBF3023C           74AC541Z5B         CBF/C           8C
74AC541            ZBF3024C           74AC541Z5B         CBF/D           8C
74AC574            XEF3021C           74AC574X5B         CEF             8C
74AC574            XEF3023C           74AC574X5B         CEF/C           8C
74AC574            XEF3024C           74AC574X5B         CEF/D           8C
74AC646            XDF3021C           74AC646X5B         CDF             8C
74AC646            XDF3023C           74AC646X5B         CDF/C           8C
74AC708            ZAF3021C           74AC708Z5B         CAF             8C
74AC74             WEF3021C           74AC74W5B          CEF             8C
74AC74             WEF3023C           74AC74W5B          CEF/C           8C
74AC74             WEF3024C           74AC74W5B          CEF/D           8C
74AC821            ZCF3021C           74AC821Z5B         CCF             8C
74AC86             YCF3021C           74AC86Y5B          CCF             8C
74AC86             YCF3023C           74AC86Y5B          CCF/C           8C
74AC86             YCF3024C           74AC86Y5B          CCF/D           8C
74FCT240           YAA3021B           74FCT240Y6B        BAA             8J
74FCT240           YAD3025C           74FCT240Y5B        CAD/E           8J
74FCT241           ZAD3021C           74FCT241Z5B        CAD             8J
74FCT244           ZAA3021B           74FCT244Z6B        BAA             8J
74FCT244           ZAA3025B           74FCT244Z6B        BAA/E           8J
74FCT245           TDA3021B           74FCT245T6B        BDA             8J
74FCT273           ZAA3021B           74FCT27376B        BAA             8J
74FCT373           ZAA3021B           74FCT37376B        BAA             8J
74FCT374           ZAA3021B           74FCT374Z6B        BAA             8J
74FCT377           ZAA3021B           74FCT377Z6B        BAA             8J
74FCT533           ZAA3021B           74FCT533Z6B        BAA             8J
74FCT540           ZAA3021B           74FCT540Z6B        BAA             8J
74FCT541           ZAA3021B           74FCT541Z6B        BAA             8J
74FCT573           ZAA3021B           74FCT573Z6B        BAA             8J
74FCT574           ZAA3021B           74FCT574Z6B        BAA             8J
74FCT574           ZAAA3025B          74FCT574Z6B        BAA/E           8J
74F1061            ZAG3021T           74F1061Z4B         TAG             8M
74F109             XGG3021T           74F109X4B          TGG             8M

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
74F109             XGG3024T           74F109X4B          TGG/D           8M
74F109             XGG3025T           74F109X4B          TGG/E           8M
74F109             XHG3023T           74F109X4B          THG/C           8M
74F109             XHG3024T           74F109X4B          THG/H           8M
74F132             ZAB3025T           74F132Z4B          TAB/E           8M
74F175             UFG3025T           74F175U4B          TFG/E           8M
74F240             THG3025T           74F240T4B          THG/E           8M
74F243             TKG3025T           74F243T4B          TKG/E           8M
74F374             SQG3023T           74F374S4B          TQG/C           8M
74F374             SQG3024T           74F374S4B          TQG/D           8M
74F374             SQG3025T           74F374S4B          TQG/E           8M
74F38              ZBD3024T           74F38Z4B           TBD/D           8M
74LS02             ZAB3023T           74LS02Z4B          TAB/C           70
74LS02             ZAB3024T           74LS02Z4B          TAB/D           70
74LS02             ZAB3025T           74LS02Z4B          TAB/E           70
74LS109            ZCB3024T           74LS109Z4B         TCB/D           70
74LS14             YAB3025T           74LS14Y4B          TAB/E           70
74LS157            TDB3023T           74LS157T4B         TDB/C           70
74LS161            UCB3025T           74LS161U4B         TCB/E           70
74LS161A           UCB3025T           74LS161AU4B        TCB/E           70
74LS174            YBB3024T           74LS174Y4B         TBB/D           70
74LS240            UCC3025T           74LS240U4B         TCC/E           70
74LS245            ZAC3025T           74LS245Z4B         TAC/E           70
74LS257A           TCB3024T           74LS257AT4B        TCB/D           70
74LS273            ZAB3025T           74LS273Z4B         TAB/E           70
74LS283            YCB3025T           74LS283Y4B         TCB/E           70
74LS367A           XBB3024T           74LS367AX4B        TBB/D           70
74LS367A           XBB3025T           74LS367AX4B        TBB/E           70
74LS367A           XBB3025T           74LS367AX4B        TBB/E           70
74LS377            ZBB3025T           74LS377Z4B         TBB/E           70
74LS502            XBB3025T           74LS502X4B         TBB/E           70
74LS83             YBB3025T           74LS83Y4B          TBB/E           70
74LS85             YBC3024T           74LS85Y4B          TBC/D           70
7400               SFB3021T           7400S4B            TFB             8T
7400               SFB3023T           7400S4B            TFB/C           8T
7400               XAB3021T           7400X4B            TAB             8T
7400               XAB3023T           7400X4B            TAB/C           8T
7404               UDB3021T           7404U4B            TDB             8T
7404               UDB3023T           7404U4B            TDB/C           8T
7408               VBB3021T           7408V4B            TBB             8T
7408               WAB3023T           7408V4B            TAB/C           8T
7409               VCB3021T           7409V4B            TCB             8T
7410               WAB3021T           7410W4B            TAB             8T
74121              XCB3021T           74121X4B           TCB             8T
74121              XCB3023T           74121X4B           TCB/C           8T
74125              ZBB3021T           74125Z4B           TBB             8T
74151A             XCB3021T           74151AX4B          TCB             8T
74153              ZBB3021T           74153Z4B           TBB             8T

                         Fairchild Wafer Sales to NSC

--------------------------------------------------------------------------------
DIE NSID           DIE SPEC           WAFER NSID         WAFER SPEC      AFM
--------------------------------------------------------------------------------
74153              ZBB3023T           74153Z4B           TBB/C           8T
74161              YCB3021T           74161Y4B           TCB             8T
74174              ZBB3021T           74174Z4B           TBB             8T
74174              ZBB3023T           74174Z4B           TBB/C           8T
7420               XHB3025T           7420X4B            THB/E           8T
7425               ZBB3021T           7425Z4B            TBB             8T
7430               WBB3021T           7430W4B            TBB             8T
7430               YAB3023T           7430W4B            TAB/C           8T
7432               YBB3021T           7432Y4B            TBB             8T
7437               YDB3021T           7437Y4B            TDB             8T
7437               YDB3023T           7437Y4B            TDB/C           8T
7440               WCB3021T           7440W4B            TCB             8T
7442               WDB3021T           7442W4B            TDB             8T
7442               WDB3023T           7442W4B            TDB/C           8T
7475               WCB3021T           7475W4B            TCB             8T
7486               YEB3021T           7486Y4B            TEB             8T
7486               YEB3023T           7486Y4B            TEB/C           8T
7490               SBB3021T           7490S4B            TBB             8T
93L14              XBC3021T           93L14X4B           TBC             8T
93L24              UCC3021T           93L24U4B           TCC             8T
9309               WBB3021T           9309W4B            TBB             8T
9309               WBB3023T           9309W4B            TBB/C           8T
9314               YAB3021T           9314Y4B            TAB             8T
9322               YCB3021T           9322Y4B            TCB             8T
9322               YCB3023T           9322Y4B            TCB/C           8T
9328               VAB3021T           9328V4B            TAB             8T
936                SBB3021T           936S4B             TBB             8T
936                SBB3023T           936S4B             TBB/C           8T
946                RAB3021T           946R4B             TAB             8T
946                RAB3023T           946R4B             TAB/C           8T
96L02              RAB3021T           96L02Z4B           TAC             8T
96L02              ZAC3025T           96L02Z4B           TAC/E           8T
9601               ZYC3021T           9601Z4B            TYC             8T
9601               ZYC3023T           9601Z4B            TYC/C           8T
9602               YAC3021T           9602Y4B            TAC             8T
9602               YAC3023T           9602Y4B            TAC/C           8T
962                SAB3021T           962S4B             TAB             8T

                                    Exhibit B
                         Commercial Wafer and Die Sales

   Level 95           Die NSID            Die SPEC          Wafer NSID/SPEC

95 74ABT16501C MWC    5574ABT16501        ZAA3026B         5074ABT16501Z6B BAA
95 74ABT241C MWC      5574ABT241          YAA3026B         5074ABT241Y6B BAA
95 74ABT241C MWC      5574ABT241          YAA3026B         5074ABT241Y6B BAA
95 74ABT241C MWC      5574ABT241          YAB3026B         5074ABT241Y6B BAB
95 74ACQ241 MDA       5574ACQ241          TCA3021B         NO 50 COMPONENT
95 74ACQ241 MWC       5574ACQ241          TCA3026B         5074ACQ241T6B BCA
95 74ACQ241 MWC       5574ACQ241          TCD3026C         5074ACQ241T5B CCD
95 74ACQ574 MDA       5574ACQ574          TBA3021B         NO 50 COMPONENT
95 74ACTQ00 MDA       5574ACTQ00          ZAA3026B         5074ACTQ00Z6B BAA
95 74ACTQ00 MDC       5574ACTQ00          ZAA3026B         5074ACTQ00Z6B BAA
95 74ACTQ04 MDA       5574ACTQ04          ZAA3026B         5074ACTQ04Z6B BAA
95 74ACTQ04 MDC       5574ACTQ04          ZAA3026B         5074ACTQ04Z6B BAA
95 74ACTQ04 MWA       5574ACTQ04          ZAA3026B         5074ACTQ04Z6B BAA
95 74ACTQ04 MWC       5574ACTQ04          ZAA3021B         5074ACTQ04Z6B BAA
95 74ACTQ04 MWC       5574ACTQ04          ZAD3021C         5074ACTQ04Z5B CAD
95 74ACTQ08 MDA       5574ACTQ08          ZAA3026B         5074ACTQ08Z6B BAA
95 74ACTQ08 MDC       5574ACTQ08          ZAA3021B         5074ACTQ08Z6B BAA
95 74ACTQ08 MDC       5574ACTQ08          ZAD3021C         5074ACTQ08Z5B CAD
95 74ACTQ08 MWA       5574ACTQ08          ZAA3021B         5074ACTQ08Z6B BAA
95 74ACTQ16543 MDA    5574ACTQ16543       ZBA3026B         5074ACTQ16543Z6B BBA
95 74ACTQ16543 MDA    5574ACTQ16543       ZBD3026C         5074ACTQ16543Z5B CBD
95 74ACTQ273 MDC      5574ACTQ273         ZBA3026B         5074ACTQ273Z6B BBA
95 74ACTQ273 MDC      5574ACTQ273         ZBD3026C         5074ACTQ273Z5B CBD
95 74ACTQ563 MDA      55WD563EAA                           5074ACTQ563T5B CAA
95 74ACTQ74 MWC       5574ACTQ74          ZAA3026B         5074ACTQ74Z6B BAA
95 74ACTQ74 MWC       5574ACTQ74          ZAD3026C         5074ACTQ74Z5B CAD
95 74ACTQ823 MWC      5574ACTQ823         ZAA3026B         5074ACTQ823Z6B BAA
95 74ACTQ823 MWC      5574ACTQ823         ZAD3026C         5074ACTQ823Z5B CAD
95 74ACT00 MDA        5574ACT00           TCF3026C         5074ACT00T5B CCF
95 74ACT00 MDC        5574ACT00           TCF3021C         5074ACT00T5B CCF
95 74ACT04 MDA        5574ACT04           XBF3026C         5074ACT04X5B CBF
95 74ACT04 MDC        5574ACT04           XBF3026C         5074ACT04X5B CBF
95 74ACT04 MWA        5574ACT04           XBF3026C         5074ACT04X5B CBF
95 74ACT08 MDA        5574ACT08           XBF3026C         5074ACT08X5B CBF
95 74ACT08 MDC        5574ACT08           XBF3026C         5074ACT08X5B CBF
95 74ACT08 MWA        5574ACT08           XBF3026C         5074ACT08X5B CBF
95 74ACT109 MWC       5574ACT109          WBF3021C         5074ACT109W5B CBF
95 74ACT138 MWC       5574ACT138          XDF3021C         5074ACT138X5B CDF
95 74ACT138 MWC       5574ACT138          XDF3026C         5074ACT138X5B CDF
95 74ACT157 MWC       55WJ157EAE                           5074ACT157X5B CAE
95 74ACT157 MWC       5574ACT157          XDF3021C         5074ACT157X5B CDF
95 74ACT158 MWC       5574ACT158          WEF3026C         5074ACT158W5B CEF

                                    Exhibit B
                         Commercial Wafer and Die Sales

   Level 95           Die NSID            Die SPEC          Wafer NSID/SPEC

95 74ACT161MWC        55WJ161EAE                           5074ACT161Z5B CAE
95 74ACT161 MWC       5574ACT161          ZBF3021C         5074ACT161Z5B CBF
95 74ACT163 MWC       55WJ163EAE                           NO 50 COMPONENT
95 74ACT163MWC        5574ACT163          ZBF3021C         5074ACT163Z5B CBF
95 74ACT244 MWC       55WJ24EEE                            5074ACT244W5B CEE
95 74ACT244 MWC       5574ACT244          WCF3021C         5074ACT244WB CCF
95 74ACT244 MWC       5574ACT244          WEF3021C         5074ACT244W5B CEF
95 74ACT245 MDC       5574ACT245          TFF3026C         5074ACT245T5B CFF
95 74ACT245 MDC       5574ACT 245         VDF3021C         5074ACT245V5B CDF
95 74ACT245 MDC       5574ACT245          VEF3026C         5074ACT245V5B CEF
95 74ACT245 MWC       5574ACT245          TFF3026C         5074ACT245T5B CFF
95 74ACT245 MWC       5574ACT245          VDF3026C         5074ACT245V5B CDF
95 74ACT245 MWC       5574ACT245          VEF3026C         5074ACT245V5B CEF
95 74ACT257 MWC       55WJ257EBE                           5074ACT257X5B CBE
95 74ACT257 MWC       5574ACT257          XBF3021C         5074ACT257X5B CBF
95 74ACT257 MWC       5574ACT257          XBF3026C         5074ACT257X5B CBF
95 74ACT299 MWC       55WJ299EAE                           5074ACT299X5B CAE
95 74ACT299 MWC       5574ACT299          XBF3021C         5074ACT299X5B CBF
95 74ACT323MWC        55WJ323EAE                           5074ACT323X5B CAE
95 74ACT323 MWC       5574ACT323          XBF3021C         5074ACT323X5B CBF
95 74ACT3301 MDC      55CGS3301           ZCF3021C         50CGS3301Z5B CCF
95 74ACT3301 MDC      55CGS3301           ZCF3026C         50CGS3301Z5B CCF
95 74ACT3301 MDC      55WJ3301ECE                          5074ACT3301Z5B CCE
95 74ACT3301 MDCT     55CGS3301           ZCF3026C         50CGS3301Z5B CCF
95 74ACT3301 MWC      55CGS3301           ZCF3026C         50CGS3301Z5B CCF
95 74ACT3301 MWC      55WJ3301ECE                          5074ACT3301Z5B CCE
95 74ACT373 MWC       5574ACT373          WEF3026C         5074ACT373W5B CEF
95 74ACT374 MWC       55WD374ECA                           5074ACTQ374T5B CCA
95 74ACT374 MWC       5574ACTQ374         TCD3021C         5074ACTQ374T5B CCD
95 74ACT377 MWC       55WJ377EAE                           5074ACT377Z5B CAE
95 74ACT377 MWC       5574ACT377          ZBF3021C         5074ACT377Z5B CBF
95 74ACT521 MWC       5574ACT521          XBF3021C         5074ACT521X5B CBF
95 74ACT564 MWC       5574ACT564          XEF3021C         5074ACT564X5B CEF
95 74ACT573 MDA       5574ACT573          XEF3021C         5074ACT573X5B CEF
95 74ACT573 MDC       5574ACT573          XEF3026C         5074ACT573X5B CEF
95 74ACT573 MWA       5574ACT573          XEF3021C         5074ACT573X5B CEF
95 74ACT573 MWC       55WJ573EEE                           5074ACT573X5B CEE
95 74ACT573 MWC       5574ACT575          XEF3021C         5074ACT573X5B CEF
95 74ACT574 MWC       55WJ574EEE                           5074ACT574X5B CEE
95 74ACT574 MWC       5574ACT574          XEF3021C         5074ACT574X5B CEF
95 74ACT574 MWC       5574ACT574          XEF3026C         5074ACT574X5B CEF
95 74AC00 MDC         5574AC00            VCF3026C         5074AC00V5B CCF

                                    Exhibit B
                         Commercial Wafer and Die Sales

   Level 95           Die NSID            Die SPEC          Wafer NSID/SPEC

95 74AC00 MDCT        5574AC00            VCF3026C         5074AC00V5B CCF
95 74AC00 MWC         5574AC00            VCF3026C         5074AC00V5B CCF
95 74AC02 MDC         5574AC02            VCF3026C         5074AC02V5B CCF
95 74AC02 MDCT        5574AC02            VCF3026C         5074AC02V5B CCF
95 74AC04 MDC         5574AC04            YCF3021C         5074AC04Y5B CCF
95 74AC04 MWC         5574AC04            YCF3021C         5074AC04Y5B CCF
95 74AC08 MDC         5574AC08            YCF3026C         5074AC08Y5B CCF
95 74AC125 MDC        5574AC125           XBF3026C         5074AC125X5B CBF
95 74AC138 MWC        5574AC138           XDF3021C         5074AC138X5B CDF
95 74AC138 MWC        5574AC138           XDF3026C         5074AC138X5B CDF
95 74AC139 MDC        5574AC138           XDF3021C         5074AC138X5B CDF
95 74AC139 MDCT       5574AC139           XDF3026C         5074AC138X5B CDF
95 74AC139 MWC        5574AC139           XDF3021C         5074AC139X5B CDF
95 74AC14 MWC         5574AC14            YCF3021C         5074AC14Y5B CCF
95 74AC151 MWC        55WZ151EAE                           5074AC151Y5B  CAE
95 74AC151 MWC        55WZ151LAC                           NO 50 COMPONENT
95 74AC151 MWC        5574AC151           YCF3021C         5074AC151Y5B CCF
95 74AC20 MWC         55WZ020EBE                           5074AC20X5B CBE
95 74AC20 MWC         5574AC20            XBF3021C         5074AC20X5B CBF
95 74AC20 MWC         5574AC20            XBF3026C         5074AC20X5B CBF
95 74AC244 MWC        5574AC244           WCF3021C         5074AC244W5B CCF
95 74AC244 MWC        5574AC244           WEF3021C         5074AC244W5B CEF
95 74AC245 MWC        5574AC245           TGF3026C         5074AC245T5B CGF
95 74AC251 MWC        55WZ251LAC                           NO 50 COMPONENT
95 74AC251 MWC        5574AC251           YBF3021C         5074AC251Y5B CBF
95 74AC257 MWC        55WZ257ECD                           NO 50 COMPONENT
95 74AC257 MWC        55WZ257ECE                           5074AC257X5B CCE
95 74AC257 MWC        5574AC257           XEF3021C         5074AC257X5B CEF
95 74AC273 MWC        5574AC273           ZBF3021C         5074AC273Z5B CBF
95 74AC273 MWC        5574AC273           ZBF3026C         5074AC273Z5B CBF
95 74AC299 MWC        552Z299ECD                           NO 50 COMPONENT
95 74AC299 MWC        55WZ299LCD                           NO 50 COMPONENT
95 74AC299 MWC        5574AC299           XDF3021C         5074AC299X5B CDF
95 74AC32 MDC         5574AC32            YCF3026C         5074AC32Y5B CCF
95 74AC32 MWC         5574AC32            YCF3026C         5074AC32Y5B CCF
95 74AC521 MWC        5574AC521           XDF3021C         5074AC521X5B CDF
95 74AC541 MWC        5574AC541           ZBF3021C         5074AC541Z5B CBF
95 74AC574 MWC        55WZ574EDE                           5074AC574X5B CDE
95 74AC574 MWC        5574AC574           XEF3021C         5074AC574X5B CEF
95 74AC574 MWC        5574AC574           XEF3026C         5074AC574X5B CEF
95 74AC648 MWC        5574AC648           XDF3026C         5074AC648X5B CDF
95 74AC74 MDC         5574AC74            WEF3026C         5074AC74W5B CEF

                                    Exhibit B
                         Commercial Wafer and Die Sales

   Level 95           Die NSID            Die SPEC          Wafer NSID/SPEC

95 74AC74 MDCT        5574AC74            WEF3026C         5074AC74W5B CEF
95 74AC74 MWC         5574AC74            WEF3021C         5074AC74W5B CEF
95 74AC86 MWC         5574AC86            YCF3026C         5074AC86Y5B CCF
95 74F00 MWC          55WM000BGE                           5074F00W4B TGE
95 74F00DC            55WM000BGE                           5074F00W4B TGE
95 74F00DC            55WM000BGE                           5074F00W4B TGE
95 74F02 MWC          55WM002BEE                           5074F02X4B TEE
95 74F02DC            55WM002BEE                           5074F02X4B TEE
95 74F02DC            55WM002BEE                           5074F02X4B TEE
95 74F04MWA           55WM004GJE                           NO 50 COMPONENT
95 74F04 MWC          55WM004XHE                           5074F04U4B THE
95 74F04DC            55WM004BHE                           5074F04U4B THE
95 74F04DC            55WM004BHE                           5074F04U4B THE
95 74F08 MWC          552M008BGE                           5074F08W4B TGE
95 74F08DC            552M008BGE                           5074F08W4B TGE
95 74F08DC            552M008BGE                           5074F08W4B TGE
95 74F10DC            55WM010BCE                           5074F10X4B TCE
95 74F109DC           5574F109            XGG3021T         5074F109X4B TGG
95 74F11 MWC          55WM011BCE                           5074F11X4B TCE
95 74F11DC            55WM011BCE                           5074F11X4B TCE
95 74F11DC            55WM011BCE                           5074F11X4B TCE
95 74F112 MWC         55WM112XGG                           5074F112W4B TGG
95 74F125 MWC         55WM125XBD                           5074F125Z4B TBD
95 74F125 MWC         55WM125YBA                           5074F125Z5B CBA
95 74F148 MWC         5574F148            ZDG3026T         5074F148Z4B TDG
95 74F151A MWC        55WM151BHG                           5074F151AW4B THG
95 74F161ADC          55WM161BNG                           5074F161AT4B TNG
95 74F163ADC          55WM163BMG                           5074F163AT4B TMG
95 74F164A MWC        55WM164BGG                           5074FF164AY4B TGG
95 74F194 MWC         55WM194XEE                           5074F194Y4B TEE
95 74F194 DC          55WM194BEE                           5074F194Y4B TEE
95 74F194 DC          55WM194BEE                           5074F194Y4B TEE
95 74F20 MWC          55WM020XCE                           5074F20X4B TCE
95 74F20DC            55WM020BCE                           5074F20X4B TCE
95 74F20DC            55WM020BCE                           5074F20X4B TCE
95 74F219 MWC         55WM219XDG                           5074F219Y4B TDG
95 74F240DC           55WM240BHG                           5074F240T4B THG
95 74F244 MWC         55WM244BKG                           5074F244T4B TKG
95 74F245 MWC         55WM245BNG                           5074F245T4B TNG
95 74F251ADC          55WM251BHG                           5074F251AW4B THG
95 74F251ADC          55WM251BHG                           5074F251AW4B THG
95 74F253DC           55WM253BKG                           5074F253U4B TKG

                                    Exhibit B
                         Commercial Wafer and Die Sales

   Level 95           Die NSID            Die SPEC          Wafer NSID/SPEC

95 74F257ADC          55WM257BKG                           5074F257AW4B TKG
95 74F257ADC          55WM257BKG                           5074F257AW4B TKG
95 74F280DC           55WM280BKG                           5074F280U4B TKG
95 74F280DC           55WM280BKG                           5074F280U4B TKG
95 74F32 MWC          55WM032BJE                           5074F32U4B TJE
95 74F32DC            55WM032BJE                           5074F32U4B TJ
95 74F373 MWC         55WM373BPG                           5074F373T4B TPG
95 74F373DC           55WM373BPG                           5074F373T4B TPG
95 74F373DC           55WM373BPG                           5074F373T4B TPG
95 74F374 MWC         55WM374BQG                           5074F374S4B TQG
95 74F374DC           55WM374BQG                           5074F374S4B TQG
95 74F374DC           55WM374BQG                           5074F374S4B TQG
95 74F381 MWC         55WM381DGG                           NO 50 COMPONENT
95 74F381 MWC         55WM3810GG                           NO 50 COMPONENT
95 74F401 MWC         55W401XCD                            5074F401Z4B TCD
95 74F413 MDC         55W13BHD                             5074F413Z4B THD
95 74F413 MDC         55W413XHD                            5074F413Z4B THD
95 74F521 MWC         55WM521BFG                           5074F521Y4B TFG
95 74F521 DC          55WM521BFG                           5074F521Y4B TFG
95 74F524 MWC         55WM524XFG                           5074F524Z4B TFG
95 74F525 MWC         55WM525XDG                           NO 50 COMPONENT
95 74F539 MWC         55WM539XGG                           NO 50 COMPONENT
95 74F64DC            55WM064BCE                           5074F64X4B TCE
95 74F74DC            55WM074BHG                           5074F74X4B THG
95 74F74DC            55WM074BHG                           5074F74X4B THG
95 74LVX245 MWC       5574LVX245          LAA3026J         NO 50 COMPONENT
95 74VHCT373 MWC      5574VHCT373         ZAA3026C         5074VHCT373Z5B CAA
95 74VHCT374 MWC      5574VHCT374         ZAA3026C         5074VHCT374Z5B CAA
95 74VHC00 MDC        5574VHC00           LCA3006L         5074VHC00L6B LCA
95 74VHC00 MDC        5574VHC00           L1A3006T         NO 50 COMPONENT
95 74VHC00 MWC        5574VHC00           LCA3006L         5074VHC00L6B LCA
95 74VHC00 MWC        5574VHC00           L1A3006T         NO 50 COMPONENT
95 74VHC02 MDC        5574VHCO2           LBA3006L         5074VHC02L6B LBA
95 74VHC02 MDC        5574VHCO2           L1A3006T         NO 50 COMPONENT
95 74VHC02 MWC        5574VHCO2           LBA3006L         5074VHC02L6B LBA
95 74VHC02 MWC        5574VHCO2           L1A3006T         NO 50 COMPONENT
95 74VHC86 MDC        5574VHC86           L1A3006T         NO 50 COMPONENT
95 74VHC86 MWC        5574VHC86           L1A3006T         NO 50 COMPONENT
95MM74C04 MWC         55MMS54C04          D102041          NO 50 COMPONENT
95MM74C10 MWC         55MMS54C10          C102041          NO 50 COMPONENT
95MM74C10 MWC         55MMS74C10          C102042          5074C10C4B MAA
95MM74C14 MWC         5574C14             DAA3026T         5074C14D4B TAA

                                    Exhibit B
                         Commercial Wafer and Die Sales

   Level 95           Die NSID            Die SPEC          Wafer NSID/SPEC

95MM74C161 MWC        55MMS54C161         G102041          NO 50 COMPONENT
95MM74C374 MWC        55MMS54C374         E102041          NO 50 COMPONENT
95MM74C86 MWC         55MMS54C86          C102041          NO 50 COMPONENT
95MM74C905 MWC        55MMS54C905         C102041          NO 50 COMPONENT
95MM74C905 MWC        5574C905            CAA3026T         5074C905C4B TAA
95MM74C923 MWC        55MMS54C923         E202041          NO 50 COMPONENT
95MM74HCT00 MWC       55MM74HCTF00        GBA3026C         5074HCTF00G5B CBA
95MM74HCT05 MWC       55MM74HCT05         FCA3026T         5074HCT05F4B TCA
95MM74HCT138 MDC      55MM74HCT138        CBA3026T         5074HCT138C4B TBA
95MM74HCT164 MWC      55MM74HCT164        CBA3026T         5074HCT164C4B TBA
95MM74HCT245 MWC      55MM74HCTF245       EDA3026C         5074HCTF245E5B CDA
95MM74HCT574 MDC      55MM74HC9574        DAA3026T         5074HC9574D4B TAA
95MM74HCT574 MWC      55MM74HC9574        DAA3026T         5074HC9574D4B TAA
95MM74HCU04 MWC       55MM74HCFU04        EBA3026C         5074HCFU04E5B CBA
95MM74HC00 MDC        55MM74HCF00         GCA3026C         5074HCF00G5B CCA
95MM74HC00MWC         55MM74HCF00         GCA3026C         5074HCF00G5B CCA
95MM74HC02 MDC        55MM74HC02          DCA3026T         5074HC02D4B TCA
95MM74HC02 MWC        55MM74HC02          DCA3026T         5074HC02D4B TCA
95MM74HC04 MDC        55MM74HCB4          DDA3026T         5074HCB4D4B TDA
95MM74HC04 MDC        55MM74HCF04         ECA3026C         5074HCF04E5B CCA
95MM74HC04 MWC        55MM74HCF04         ECA3026C         5074HCF04E5B CCA
95MM74HC123A MWC      55MM74HC123         CBA3021T         5074HC123C4B TBA
95MM74HC123A MWC      55MM74HC123         CBA3026T         5074HC123C4B TBA
95MM74HC125 MDC       55MM74HC125         CBA3026T         5074HC125C4B TBA
95MM74HC125 MDCT      55MM74HC125         CBA3026T         5074HC125C4B TBA
95MM74HC132 MDC       55MM74HC132         CCA3026T         5074HC132C4B TCA
95MM74HC132 MDCT      55MM74HC132         CCA3026T         5074HC132C4B TCA
95MM74HC14 MWC        55MM74HCF14         EDA3026C         5074HCF14E5B CDA
95MM74HC14 MWC        55MM74HC14          DEA3026T         5074HC14D4B TEA
95MM74HC157 MDC       55MM74HC157         CBA3026T         5074HC157C4B TBA
95MM74HC157 MWC       55MM74HC157         CBA3026T         5074HC157C4B TBA
95MM74HC161 MDC       55MM74HC161         DBA3026T         5074HC161D4B TBA
95MM74HC175 MDC       55MM74HC175         DBA3026T         5074HC175D4B TBA
95MM74HC221 MWC       55MM74HC221         EBA3026T         5074HC221E4B TBA
95MM74HC244 MWC       55MM74HCF244        EDA3026C         5074HCF244E5B CDA
95MM74HC245A MWC      55MM74HCF245        EDA3026C         5074HCF245E5B CDA
95MM74HC32 MDC        55MM74HC32          DCA3026T         5074HC32D4B TCA
95MM74HC32 MWC        55MM74HC32          DCA3026T         5074HC32D4B TCA
95MM74HC373 MDC       55MM74HCF373        FCA3026C         5074HCF373F5B CCA
95MM74HC373 MWC       55MM74HCF373        FCA3026C         5074HCF373F5B CCA
95MM74HC374 MWC       55MM74HCF374        FCA3026C         5074HCF374F5B CCA
95MM74HC393 MWC       55MM74HC393         EBA3026T         5074HC393E4B TBA

                                    Exhibit B
                         Commercial Wafer and Die Sales

   Level 95           Die NSID            Die SPEC          Wafer NSID/SPEC

95MM74HC4040 MWC      55MM74HC4040        CBA3026T         5074HC4040C4B TBA
95MM74HC4050 MDC      55MM74HC4050        DBA3026T         5074HC4050D4B TBA
95MM74HC4050 MWC      55MM74HC4050        DBA3026T         5074HC4050D4B TBA
95MM74HC4051 MWC      55MM74HCF4051       CCA3026C         5074HCF4051C5B CCA
95MM47HC4052 MDC      55MM74HCF4052       CCA3026C         5074HCF4052C5B CAA
95MM47HC4052 MWC      55MM74HCF4052       CCA3026C         5074HCF4052C5B CAA
95MM74HC4066 MDC      55MM74HC4066        CBA3026T         5074HC4066C4B TBA
95MM74HC4066 MWC      55MM74HC4066        CBA3026T         5074HC4066C4B TBA
95MM74HC4316 MWC      55MM74HC4316        CBA3026T         5074HC4316C4B TBA
95MM74HC4538 MDC      55MM74HC4538        DBA3026T         5074HC4538D4B TBA
95MM74HC4538 MDCT     55MM74HC4538        DBA3026T         5074HC4538D4B TBA
95MM74HC574 MDC       55MM74HC574         CBA3026T         5074HC574C4B TBA
95MM74HC595 MWC       55MM74HC595         CBA3026T         5074HC595C4B TBA
95MM74HC688 MWC       55MM74HC688         CBA3026T         5074HC688C4B TBA
95MM74HC74A MWC       55MM74HCF74         EDA3026C         5074HCF74E5B CDA
95MM74HC86 MDC        55MM74HC86          DBA3026T         5074HC86D4B TBA
95MM74HC86 MWC        55MM74HC86          DBA3026T         5074HC86D4B TBA
95MM74HC942 MWC       55MM74HC942         HBA3026T         5074HC942H4B TBA
95DM74ALS03B MWC      55DMS74ALS03        CAA3ON6C         5074ALS03C5B   CAA
95DM74ALS240A MWC     55DMS74ALS240       BAA3ON6C         5074ALS240B5B  CAA
95DM74ALS244A MWC     55DMS74ALS244       BAA3ON6C         5074ALS244B5B  CAA
95DM74ALS245A MWC     55DMS74ALS245       DAA3ON6C         5074ALS245D5B  CAA
95DM74ALS540A MWC     55DMS74ALS540       AAA3ON6C         5074ALS540A5B  CAA
95DM74ALS574A MWC     55DMS74ALS574       AAA3ON6C         5074ALS574A5B  CAA
95DM74ALS74A MWC      55DMS74ALS74        CAA3ON6C         5074ALS74C5B   CAA
95DM74AS20 MWC        55DMS54AS20                       18 5074AS20A6B    JAA
95DM74AS20 MWC        55DMS74AS20                       18 5074AS20A6B    JAA
95DM74LS00 MWC        55DMS74LSR00        D1C30261         5074LSR00D4B   TCC
95DM74LS02 MWC        55WL002XCB                           5074LS02Y4B    TCB
95DM74LS03 MWC        55DMS74LSR03        D1C30261         5074LSR03D4B   TCC
95DM74LS04 MWC        55DMS74LSR04        C1C30261         5074LSR04C4B   TCC
95DM74LS05 MWC        55DMS74LSR05        C1C30261         NO 50 COMPONENT
95DM74LS08            55DMS74LSR08        D1C30261         5074LSR08D4B   TBC
95DM74LS112A MWC      55DMS74LSR112       D1C30261         5074LSR112D4B  TBC
95DM74LS123 MWC       55DMS74LSR123       C1C30261         5074LSR123C4B  TBC
95DM74LS125A MWC      55DMS74LSR125       C1C30261         5074LSR125C4B  TBC
95DM74LS126A MWC      55DMS74LSR126       C1C30261         5074LSR126C4B  TBC
95DM74LS132 MWC       55DMS74LSR132       B1C30261         5074LSR132B4B  TBC
95DM74LS139 MWC       55DMS74LSR139       B1C30261         5074LSR139B4B  TCC
95DM74LS14 MWC        55DMS74LSR14        B1C30261         5074LSR14B4B   TBC
95DM74LS151 MWC       55DMS74LSR151       E1C30261         5074LSR151E4B  TBC
95DM74LS157 MWC       55DMS74LSR157       C1C30261         5074LSR157C4B  TCC

                                    Exhibit B
                         Commercial Wafer and Die Sales

   Level 95           Die NSID            Die SPEC          Wafer NSID/SPEC

95DM74LS158 MWC       55DMS74LSR158       C1C30261         5074LSR158C4B  TCC
95DM74LS161A MWC      55WL161BCB                           5074LS161AU4B  TCB
95DM74LS163A MWC      55WL163BDB                           5074LS163AU4B  TDB
95DM74LS164 MWC       55DMS74LSR164       B1C30261         5074LSR164B4B  TCC
95DM74LS165 MWC       55DMS74LSR165       A1C30261         5074LSR165A4B  TBC
95DM74LS169A MWC      55DMS74LSR169       C1C30261         5074LSR169C4B  TCC
95DM74LS175 MWC       55DMS74LSR175       C1C30261         5074LSR175C4B  TBC
95DM74LS181 MWC       55WL181BDB                           5074LS181Y4B   TDB
95DM74LS240 MWC       55WL240BCC                           NO 50 COMPONENT
95DM74LS244 MWC       55WL244BCC                           5074LS244U4B   TCC
95DM74LS244 MWC       55WL244XCC                           5074LS244U4B   TCC
95DM74LS245 MWC       55DMS74LSR245       AEC3026T         5074LS4245A4B  TEC
95DM74LS251 MWC       55DMS74LSR251       E1C30261         5074LSR251E4B  TCC
95DM74LS256 MWC       55WL256XDB                           5074LS256Z4B   TDB
95DM74LS257B MWC      55DMS74LSR257       C1C30261         5074LSR257C4B  TCC
95DM74LS259 MWC       55DMS74LSR259       A1C30261         5074LSR259A4B  TBC
95DM74LS26 MWC        55DMS74LSR03        D1C30261         5074LSR03D4B   TCC
95DM74LS260 MWC       55WL260BBB                           5074LS260Z4B   TBB
95DM74LS273 MWC       55WL273XCB                           5074LS273Y4B   TCB
95DM74LS30 MWC        55DMS74LSR30        C1C30261         5074LSR30C4B   TCC
95DM74LS30 MWC        55DMS74LSR30        C1C30261         5074LSR30C5B   TCC
95DM74LS32 MWC        55DMS74LSR32        D1C30261         5074LSR32D4B   TBC
95DM74LS367A MWC      55DMS74LSR367       C1C30261         5074LSR367C4B  TBC
95DM74LS373 MWC       55WL373XBB                           5074LS373Y4B   TBB
95DM74LS374 MWC       55WL374BBB                           NO 50 COMPONENT
95DM74LS38 MWC        55DMS74LSR38        B1C30261         5074LSR38B4B   TCC
95DM74LS67A MWC       55DMS74LSR367       C1C30261         5074LSR367C4B  TBC
95DM74LS670 MWC       55DMS74LSR670       B1C30261         5074LSR670B4B  TCC
95DM74LS74A MWC       55DMS74LSR74        C1C30261         NO 50 COMPONENT
95DM74LS75 MWC        55DMS74LSR75        E1C30261         5074LSR75E4B   TBC
95DM74LS86 MWC        55DMS74LSR86        B1C30261         5074LSR86B4B   TCC
95DM74S00 MWC         55DMS74S00          E1B30261         5074S00E4B        TBB
95DM74S02 MWC         55DMS74S02          C1A30261         NO 50 COMPONENT
95DM74S02 MWC         55DMS74S02          C1B30261         5074S02C4B        TBB
95DM74S08 MWC         55DMS74S08          B1B30261         5074S08B4B     TBB
95DM74S10 MWC         55DMS74S10          C1B30261         T074S10C4B     TAB
95DM74S138 MWC        55DMS74S138         C1B30261         5074S138C4B    TBB
95DM74S151 MWC        55DMS74S151         E1A30261         NO 50 COMPONENT
95DM74S151 MWC        55DMS74S151         E1B30261         5074S151E4B    TBB
95DM74S153 MWC        55DMS74S153         E1B30261         NO 50 COMPONENT
95DM74S175 MWC        55DMS74S175         C1B30261         5074S175C4B    TBB
95DM74S20 MWC         55DMS74S20          C1B30261         5074S20C4B     TAB

                                    Exhibit B
                         Commercial Wafer and Die Sales

   Level 95           Die NSID            Die SPEC          Wafer NSID/SPEC

95DM74S244 MWC        55DMS74S244         D1A30261         NO 50 COMPONENT
95DM74S244 MWC        55DMS74S244         D1B30261         5074S244D4B    TAB
95DM74S257 MWC        55DMS74S257         C1B30261         NO 50 COMPONENT
95DM74S40 MWC         55DMS74S40          D1B30261         5074S40D4B     TAB
95DM74S74 MWC         55DMS74S74          E1B30261         5074S74E4B     TAB
95DM7400 MWC          557400              SFB3021T         507400S4B      TFB
95DM7402 MWC          55WN002XCA                           NO 50 COMPONENT
95DM7403 MWC          55WN003XFA                           NO 50 COMPONENT
95DM7403 MWC          55WN0031FA                           507426S4B      TFA
95DM7404 MWC          557404              UDB3021T         507404U4B      TDB
95DM7404 MWC          557404              UDB3026T         507404U4B      TDB
95DM7406 MWC          557407              WDB3026T         507406W4B      TDB
95DM7407 MWC          557407              WCB3026T         507407W4B      TCB
95DM7407 MWC          557407              WDB3026T         507407W4G      TDB
95DM74121 MWC         55WN121BCA                           NO 50 COMPONENT
95DM74121 MWC         5574121             XCB3021T         5074121X4B     TCB
95DM74123 MWC         55WN123XEA                           NO 50 COMPONENT
95DM74164 MWC         55WN164XDA                           NO 50 COMPONENT
95DM74164 MWC         5574164             WDB3026T         5074164W4B     TDB
95DM74165 MWC         55WN1651CA                           NO 50 COMPONENT
95DM7426 MWC          557403              SFB3026T         507403S4B      TFB
95DM7438 MWC          557438              YDB3026T         507438Y4B      TDB
95DM7473 MWC          55WN073XDA                           NO 50 COMPONENT
95DM7493A MWC         557493              SBB3026T         507493S4B      TBB
95SCANPSC100F MDA     55SCANPSC100        ZAA3021B         50SCANPSC100Z6B   BAA
95SCANPSC100F MDA     55SCANPSC100        ZAD3021C         50SCANPSC100Z5B   CAD
95SCANPSC110F MDA     55SCANPSC110        ZDA3021B         50SCANPSC110Z6B   BDA
95SCANPSC110F MDA     55SCANPSC110        ZDD3021C         50SCANPSC110Z5B   CDD
95SCAN18245T MDA      55SCAN18245         ZBA3021B         50SCAN18245Z6B BBA
95SCAN18245T MDA      55SCAN18245         ZBD3021C         50SCAN18245Z5B CBD
95SCAN18373T MDA      55SCAN18373         YDA3026B         50SCAN18373Y6B BDA
95SCAN18373T MDA      55SCAN18373         YDD3026C         50SCAN18373Y5B CDD
95SCAN18374T MDA      55SCAN18374         YDA3026B         50SCAN18374Y6B BDA
95SCAN18374T MDA      55SCAN18374         YDD3026C         50SCAN18374Y5B CDD
95SCAN18540T MDA      55SCAN18540         YDA3026B         50SCAN18540Y6B BDA
95SCAN18540T MDA      55SCAN18540         YDD3026C         50SCAN18540Y5B CDD
95SCAN18541T MDA      55SCAN18541         YDA3026B         50SCAN18541Y6B BDA
95SCAN18541T MDA      55SCAN18541         YDD3026C         50SCAN18541Y5B CDD
95100301 MWC          55WF301RBB                           NO 50 COMPONENT
95100301 MWC          55100301            ZBC3021T         50100301Z4B    TBC
95100301 MWC          55100301            ZBC3026T         50100301Z4B    TBC
95100301 MWC          55100301            ZBC3026T         50100301Z4B    TBC

                                    Exhibit B
                         Commercial Wafer and Die Sales

   Level 95           Die NSID            Die SPEC          Wafer NSID/SPEC

95100301 MW8          55WF301RBB                           NO 50 COMPONENT
95100301 MW8          55100301            ZBC3021T         50100301Z4B    TBC
95100302 MW8          55100302            ZBC3021T         50100302Z4B    TBC
95100304 MW8          55100304            YDC3021T         50100304Y4B    TDC
95100307 MW8          55100307            YCC3021T         50100307Y4B    TCC
95100311 MWC          55WF311XAB                           50100311Y4B    TAB
95100311 MWC          55100311            YAC3026T         50100311Y4B    TAC
95100314 MW8          55100314            ZBC3021T         50100314Z4B    TBC
95100319 MDC          55WF319XCB                           50100319Z4B    TCB
95100319 MDC          55100319            ZCC3026T         50100319Z4B    TCC
95100319 MDC          55100319            ZCC3026T         50100319Z4B    TCC/E
95100322 MW8          55100322            ZAC3021T         50100322Z4B    TAC
95100323 MWC          55WF323XAB                           50100323Z4B    TAB
95100323 MWC          55100323            ZAC3026T         50100323Z4B    TAC
95100324 MW8          55100324            ZAC3021T         50100324Z4B    TAC
95100325 MWC          55100325            ZBC3026T         50100325Z4B    TBC
95100328 MW8          55100328            ZBC3021T         50100328Z4B    TBC
95100331 MW8          55100331            YCC3021T         50100331Y4B    TCC
95100336 MW8          55100336            YEC3021T         50100336Y4B    TEC
95100341 MW8          55100341            ZCC3021T         50100341Z4B    TCC
95100343 MW8          55100343            ZBC3021T         50100343Z4B    TBC
95100351 MWC          55100351            YEC3021T         50100351Y4B    TEC
95100363 MW8          55100363            ZAC3021T         50100363Z4B    TAC
95100390 MDA          55100390            YDC3026T         50100390Y4B    TDC
95100390 MDC          55100390            YDC3021T         50100390Y4B    TDC
95100395 MWC          55100395            ZBC3026T         50100395Z4B    TBC
9511C91 MD8           55WKC918A                            NO 50 COMPONENT
9512S MWC             5512S                                NO 50 COMPONENT

                                    EXHIBIT F

                            WAFER ACCEPTANCE CRITERIA


Fairchild Electrical Test Acceptance Method:

Acceptance of Fairchild Wafers for shipment to National shall be determined per mutually agreed upon electrical parameter test distribution performance with standard test die. For the

West Jordan, Utah fabs, all wafers will be subjected to the Acceptance criteria specified in West Jordan specifications: SOP-3060, TS-3020 and TS-3021. For the South Portland, Maine fabs, all Wafers will be tested to the electrical specifications, by Process, listed in this Exhibit, with the acceptance methods stated below.

South Portland, Maine Wafer Acceptance and Wafer Sort:

1. Each lot will be sampled at PCM test prior to Wafer sort. The following minimum sample size will be tested and the Wafer will be rejected if the stated number, or more, of test sites on that Wafer fails a specified electrical parameter;

     Wafer Size      # Wafers per lot    # Sites per Wafer   Reject on # Sites
                                              Tested              Failing

      6 inch                  5                   5                   3
      5 inch                  5                   5                   3
      4 inch                  3                   5                   3

2. In the event that one or more Wafers in the lot sample fail the above criteria, then 100% testing of the remaining Wafers in the lot will be performed and the above acceptance criteria applied to each Wafer.

3. Electrical Test parameter distributions will be made available to National on a monthly basis.

Fairchild Wafer Fabrication and National Wafer Sort:

1. A ten (10) Wafer lot sample will be tested to the applicable PCM specification prior to shipment to National Five (5) test sites per wafer will be sampled as the basis for electrical acceptance, and three (3) of those sites must pass the PCM test parameters. In the event that one or more sample wafers fails the PCM test, 100% testing of residual wafers will be performed and all Wafers which pass the PCM will be shipped to National.

2.    Individual PCM specifications (by Process) are defined in Exhibit F.

3. Electrical Test parameter distributions will be made available on a monthly basis.

Fairchild Maine Fab 4100:  "ANALOG"

--------------------------------------------------------------------------------------------------------------
 Category   Parameter     Analog    Device Size  Lower Spec  Target   Upper Spec     Unit     Measurement
                                                                                              Method
--------------------------------------------------------------------------------------------------------------
Bjt        NPN BETA       Q2Beta                     50       150         250        Gain     lc=1mA,
                                                                                              Vce-5.0V
Bjt        NPN CBO        Q2BVcbo                    50       >50         N/A        Volts    lf=10uA
Bjt        NPN EBO        Q2BVebo                   6.5       7.0         7.5        Volts    lf-10uA
Bjt        NPN CEO        Q2LVceo                    15       >15         N/A        Volts    lf=10uA
Bjt        Col to Col     BV_iso                     50       >50         N/A        Volts    lf=5uA
--------------------------------------------------------------------------------------------------------------
Diffusion  N Buried       BL_RES                     75       110         150        Ohms     lf=10mA
           Layer
Diffusion  Narrow Base     N_RES                    800      1000        1800        Ohms     lf=1mA
Diffusion  Base           BASERHO                   100       125         150       Ohms/sq   lf=45.3mA
Diffusion  Emitter         N+RHO                    3.0       4.5         6.0       Ohms/sq   lf=45.3mA
--------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 4100:  "BUS"

--------------------------------------------------------------------------------------------------------------
 Category   Parameter     Analog    Device Size  Lower Spec  Target   Upper Spec     Unit     Measurement
                                                                                              Method
--------------------------------------------------------------------------------------------------------------
Bjt          NPN BETA     Q1Beta                     20       100         225        Gain     lc=1mA,
                                                                                              Vce=5.0V
Bjt          NPN CBO      Q1BVcbo                    20       >20         N/A        Volts    lf=10uA
Bjt          NPN EBO      Q1BVebo                   6.7       8.0         8.3        Volts    lf=10uA
Bjt          NPN CEO      Q1LVceo                   8.0        >8         N/A        Volts    lf=10uA
Bjt         Col to Col     BViso                    7.5      >7.5         N/A        Volts    lf=5uA
--------------------------------------------------------------------------------------------------------------
Diffusion    N Buried     BLres1                     30        45         100        Ohms     lf=10mA
              Layer
Diffusion  Narrow Base    Narbase                  1900      2500        2900        Ohms     lf=1mA
Diffusion    Emitter      EM-res                    5.0        10          40        Ohms     lf=10mA
--------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 4100:  "CGS"

              Table of Parameters not available on January 2, 1997.

Fairchild Maine Fab 4100:  "DTCOMM

--------------------------------------------------------------------------------------------------------------
 Category   Parameter     Analog    Device Size  Lower Spec  Target   Upper Spec     Unit     Measurement
                                                                                              Method
--------------------------------------------------------------------------------------------------------------
Bjt        NPN BETA       Q3Beta                     80      180         250       Gain    lc=10mA,
                                                                                           Vce=2.50V
--------------------------------------------------------------------------------------------------------------
Bjt        NPN CBO        Q3BVcbo                    38      >38         N/A       Volts   lf=100uA
--------------------------------------------------------------------------------------------------------------
Bjt        NPN EBO        Q2BVebo                   5.5      6.3         7.0       Volts   lf=100uA
--------------------------------------------------------------------------------------------------------------
Bjt        NPN CEO        Q3LVceo                   5.0       >5         N/A       Volts   lf=5uA
--------------------------------------------------------------------------------------------------------------
Bjt        Col to Col     BV_ISO                     15      >15         N/A       Volts   lf=100uA
--------------------------------------------------------------------------------------------------------------
Diffusion  N Buried        R_BL                      15       23          30       Ohms    lf=50mA
           Layer
--------------------------------------------------------------------------------------------------------------
Diffusion  Narrow Base     R_NB                    1650     2100        2500       Ohms    lf=100uA
--------------------------------------------------------------------------------------------------------------
Diffusion  Emitter         R_EM                     100      150         200       Ohms    lf=10mA
--------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 4100:  "DTP"

--------------------------------------------------------------------------------------------------------------
 Category   Parameter     Analog    Device Size  Lower Spec  Target   Upper Spec     Unit     Measurement
                                                                                              Method
--------------------------------------------------------------------------------------------------------------
Bjt            CEO        Q1LVCEO                     7       15          30       Volts
--------------------------------------------------------------------------------------------------------------
Bjt            CBO        Q1BVCBO                    30       45          80       Volts
--------------------------------------------------------------------------------------------------------------
Bjt            EBO        Q1BVEBO                     6      6.8         7.5       Volts
--------------------------------------------------------------------------------------------------------------
Bjt            Beta       Q1Beta                     75      150         350       Gain
--------------------------------------------------------------------------------------------------------------
Bjt          Schottky      Q4VFD                   0.26     0.32         0.4       Volts
--------------------------------------------------------------------------------------------------------------
Bjt          Schottky      BVSKY                     10       20          40       Volts
==============================================================================================================
Diffusion      Base       BaseRho                   160      190         220     Ohms/sq.
--------------------------------------------------------------------------------------------------------------
Diffusion   Collector     BL-RES                     75      110         135       Ohms
--------------------------------------------------------------------------------------------------------------
Diffusion    Resistor     IMP-RES                   13K      16K         19K       Ohms
--------------------------------------------------------------------------------------------------------------
Diffusion    Emitter       N+RHO                   4.25        5        5.75     Ohms/sq.
--------------------------------------------------------------------------------------------------------------
Diffusion    Resistor      N-RES                   1250     1525        1800       Ohms
--------------------------------------------------------------------------------------------------------------
Diffusion      Sink      SINK-RES                     6      8.5          11       Ohms
--------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 4100:  "PTP"

--------------------------------------------------------------------------------------------------------------
 Category   Parameter     Analog    Device Size  Lower Spec  Target   Upper Spec     Unit     Measurement
                                                                                              Method
--------------------------------------------------------------------------------------------------------------
Bjt          NPN Beta     Q3BETA                     15       50         100       Gain    lc=1mA, Vce=5.0V
--------------------------------------------------------------------------------------------------------------
Bjt          NPN CBO      Q3BVCBO                    10       35         100       Volts   le=10uA
--------------------------------------------------------------------------------------------------------------
Bjt          NPN EBO      Q3BVEBO                   6.5        7         7.5       Volts   le=10uA
--------------------------------------------------------------------------------------------------------------
Bjt          NPN CEO      Q3LVCEO                     7       35          60       Volts   lc=10uA
--------------------------------------------------------------------------------------------------------------
Bjt         Col to Col    BV_ISO                     30       70         100       Volts   l=5uA
==============================================================================================================
Diffusion    N Buried     BL_RES                     90      115         140       Ohms    l=10umA
              Layer
--------------------------------------------------------------------------------------------------------------
Diffusion  Sink (Plug)   SINK_RES                     2       12          30       Ohms    1=10mA
--------------------------------------------------------------------------------------------------------------
Diffusion    Emitter       N+RHO                    3.5        6           7      Ohms/sq  l=4.53mA
--------------------------------------------------------------------------------------------------------------
Diffusion      Base       BASERHO                   170      195         220      Ohms/sq  l=4.53mA
--------------------------------------------------------------------------------------------------------------
Diffusion  Narrow Base     N_RES                   1250     1625        2000       Ohms    l=1mA
--------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 6001:  ABTC10

--------------------------------------------------------------------------------------------------------------
 Category   Parameter     Analog    Device Size  Lower Spec  Target   Upper Spec     Unit     Measurement
                                                                                              Method
--------------------------------------------------------------------------------------------------------------
   MOS         Vtn         VTON1                     0.4      0.65       0.9       Volts
--------------------------------------------------------------------------------------------------------------
   MOS         Vtp         VTOP1                   -1.45     -1.05     -0.65       Volts
--------------------------------------------------------------------------------------------------------------
   MOS        Idsat        IDSSP1                 -0.014     -0.01    -0.005         mA
--------------------------------------------------------------------------------------------------------------
   MOS        Idsat        IDSSN1                  0.015     0.022     0.029         mA
--------------------------------------------------------------------------------------------------------------
   MOS         Bvdn       BVDSSN1                      7        13        19       Volts
==============================================================================================================
   Bjt         CEO        OUTLVCEO                     4       5.7        20       Volts
--------------------------------------------------------------------------------------------------------------
   Bjt         CBO        OUTBVCBO                    14        19        25       Volts
--------------------------------------------------------------------------------------------------------------
   Bjt         EBO        OUTBVEBO                     3       4.5       5.5       Volts
--------------------------------------------------------------------------------------------------------------
   Bjt         Beta       OUTBETA                     65       115       200       Volts
--------------------------------------------------------------------------------------------------------------
   Bjt       Schottky    VCSCHOTTKY                  0.2      0.34     0.475       Volts
==============================================================================================================
Diffusion      Base       BASERES                   2300      3200      3700        Ohms
--------------------------------------------------------------------------------------------------------------
Diffusion  Buried Layer    BLRHO                      18        28        38      Ohms/sq.
--------------------------------------------------------------------------------------------------------------
Diffusion      Sink       SINKRHO                     45        55        65      Ohms/sq.
==============================================================================================================
   Via       Contact      CONTM1M2                     0      0.04     0.075     Ohms/Link
--------------------------------------------------------------------------------------------------------------
 Contact    N+ Contact    CONTMN+                     10       30         60     Ohms/Link
--------------------------------------------------------------------------------------------------------------
 Contact    P+ Contact    CONTMP+                     10       25         40     Ohms/Link
--------------------------------------------------------------------------------------------------------------
 Metal Rs    Metal 1       M1CONT                      0       85        200        Ohms
==============================================================================================================
 Metal Rs    Metal 2      M2CONTWC                     0       23         70        Ohms
--------------------------------------------------------------------------------------------------------------
    Yd      Gate Oxide     BVGOXN                    -20     -15.5     -12.5       Volts
--------------------------------------------------------------------------------------------------------------
    Yd      Gate Oxide     BVGOXP                   11.5     13.5         20       Volts
--------------------------------------------------------------------------------------------------------------

                                    Exhibit G
                        Military Aerospace Wafer Pricing

                               Level S Wafer Cost(1)

4" Wafers                                                  [CONFIDENTIAL
                                                           INFORMATION OMITTED
                                                           AND FILED SEPARATELY
                                                           WITH THE SECURITIES
                                                           AND EXCHANGE
                                                           COMMISSION]
5" Wafers                                                  [CONFIDENTIAL
                                                           INFORMATION OMITTED
                                                           AND FILED SEPARATELY
                                                           WITH THE SECURITIES
                                                           AND EXCHANGE
                                                           COMMISSION]

                           Level S Lot Set Up Charges
                    for Both Fairchild and National Products

                                                                  4"                    5"
                                                                  --                    --
2 SEM wafers @ standard cost + Level S requirements               [CONFIDENTIAL INFORMATION OMITTED AND
                                                                  FILED SEPARATELY WITH THE SECURITIES AND
                                                                  EXCHANGE COMMISSION]
1.5 hr/wafer X 2 for SEM analysis @ [CONFIDENTIAL INFORMATION     [CONFIDENTIAL INFORMATION OMITTED AND
OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND              FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION] /hr EXCHANGE                                 COMMISSION]
2 hr wafer lot acceptance @ [CONFIDENTIAL INFORMATION OMITTED     [CONFIDENTIAL INFORMATION OMITTED AND
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE             FILED SEPARATELY WITH THE SECURITIES AND
COMMISSION] /hr EXCHANGE                                          COMMISSION]

----------
(1) Does not include wafer probe cost, which is an additional $29 per hour above listed wafer price.

Sub Total                                                         [CONFIDENTIAL INFORMATION OMITTED AND
                                                                  FILED SEPARATELY WITH THE SECURITIES AND
                                                                  EXCHANGE COMMISSION]

Level S equipment set-up/testing                                  [CONFIDENTIAL INFORMATION OMITTED AND
                                                                  FILED SEPARATELY WITH THE SECURITIES AND
                                                                  EXCHANGE COMMISSION]

Total Level S Adder/Lot                                           [CONFIDENTIAL INFORMATION OMITTED AND
                                                                  FILED SEPARATELY WITH THE SECURITIES AND
                                                                  EXCHANGE COMMISSION]

                                Wafer Probe Cost

Wafer probe cost using a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] tester is [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] per hour.

                                   EXHIBIT K

                      CYCLE TIME AND EXPEDITED PROCESSING

Fiscal Year 1998 Wafer Processing Cycle Times (in Days)

[CONFIDENTIAL INFORMATION OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]

                                    Standard         Hot Lot       Super Hot
                    Process        cycle time      cycle time      cycle time
                    -------        ----------      ----------      ----------

                [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
                [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
                [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
                [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
                [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
                [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
                [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]


[CONFIDENTIAL INFORMATION OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]

                                    Standard         Hot Lot       Super Hot
                    Process        cycle time      cycle time      cycle time
                    -------        ----------      ----------      ----------

                [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
                [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
                [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
                [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
                [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]
                [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Charges for Expedited Processing

National will be charged a premium per hot lot started as follows:

            for Hot Lots, the premium will be [CONFIDENTIAL
INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION] per lot

            for Super Hot Lots, the premium will be
[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION] per lot

The standard lot sizes of 12 or 24 Wafers will apply.

                                Foundry Agreement

                             Mil Aero: Demand on FSC

[CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]